[EXECUTION FINAL]

LOAN AND SECURITY AGREEMENT

DATED AS OF SEPTEMBER 11, 2012

BETWEEN

IMPERIUM COMMERCIAL FINANCE MASTER FUND LP

as Lender

and

COVER-ALL SYSTEMS, INC.

as Borrower

TABLE OF CONTENTS

Page

1.

AMOUNT AND TERMS OF CREDIT

1

1.1

Loans

1

1.2

Term and Prepayment

2

1.3

Use of Proceeds

2

1.4

Single Loan

2

1.5

Interest

2

1.6

Cash Management System

4

1.7

Fees

4

1.8

Receipt of Payments

4

1.9

Application and Allocation of Payments

4

1.10

Accounting

4

1.11

Indemnity

5

1.12

Borrowing Base; Reserves

5

2.

CONDITIONS PRECEDENT

6

2.1

Conditions to the Initial Loans

6

2.2

Further Conditions to the Loans

6

3.

REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS

7

3.1

Corporate Existence; Compliance with Law

7

3.2

Executive Offices; Corporate or Other Names

7

3.3

Corporate Power; Authorization; Enforceable Obligations

7

3.4

Financial Statements and Projections; Books and Records

8

3.5

Material Adverse Change

8

3.6

Real Estate; Property

8

3.7

Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness

9

3.8

Government Regulation; Margin Regulations

9

3.9

Taxes; Charges

9

3.10

Payment of Obligations

10

3.11

ERISA

10

3.12

Litigation

10

3.13

Intellectual Property

10

3.14

Full Disclosure

11

3.15

Hazardous Materials

11

3.16

Insurance

11

3.17

Deposit and Disbursement Accounts

12

3.18

Accounts

12

3.19

Conduct of Business

12

3.20

Anti-Terrorism Laws.

12

3.21

Broker’s Fees

13

(i)

3.22

Further Assurances

13

4.

FINANCIAL MATTERS; REPORTS

13

4.1

Reports and Notices. From the Closing Date until the Termination Date, Borrower shall deliver to Lender:

13

4.2

Financial Covenants

14

4.3

Other Reports and Information

15

5.

NEGATIVE COVENANTS

15

6.

SECURITY INTEREST

17

6.1

Grant of Security Interest

17

6.2

Lender’s Rights

19

6.3

Lender’s Appointment as Attorney-in-fact

20

6.4

Grant of License to Use Intellectual Property Collateral

20

7.

EVENTS OF DEFAULT: RIGHTS AND REMEDIES

21

7.1

Events of Default

21

7.2

Remedies

23

7.3

Waivers by Credit Parties

24

7.4

Proceeds

24

8.

SUCCESSORS AND ASSIGNS

24

9.

MISCELLANEOUS

25

9.1

Complete Agreement; Modification of Agreement

25

9.2

Expenses

25

9.3

No Waiver

25

9.4

Severability; Section Titles

26

9.5

Authorized Signature

26

9.6

Notices

26

9.7

Counterparts

27

9.8

Time of the Essence

27

9.9

GOVERNING LAW

27

9.10

SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL

27

9.11

USA Patriot Act Notice

28

9.12

Press Releases

28

9.13

Reinstatement

28

(ii)

INDEX OF EXHIBITS AND SCHEDULES

Schedule A	Definitions
Schedule B	Lender’s and Borrower’s Addresses for Notices
Schedule C	Letters of Credit
Schedule D	Cash Management System
Schedule E	Fees and Expenses
Schedule F	Schedule of Documents
Schedule G	Financial Covenants

Disclosure Schedule (3.2)	Places of Business; Corporate Names
Disclosure Schedule (3.5)	Material Adverse Changes
Disclosure Schedule (3.6)	Real Estate
Disclosure Schedule (3.7)	Stock; Affiliates
Disclosure Schedule (3.9)	Taxes
Disclosure Schedule (3.11)	ERISA
Disclosure Schedule (3.12)	Litigation
Disclosure Schedule (3.13)	Intellectual Property
Disclosure Schedule (3.15)	Environmental Matters
Disclosure Schedule (3.16)	Insurance
Disclosure Schedule (3.18)	Contracts (Offset Risk)
Disclosure Schedule (5(b))	Indebtedness
Disclosure Schedule (5(e))	Liens
Disclosure Schedule (6.1)	Actions to Perfect Liens

Exhibit A	Form of Notice of Revolving Credit Advance
Exhibit B	Other Reports and Information
Exhibit C	Form of Borrowing Base Certificate
Exhibit D	Form of Accounts Payable Analysis
Exhibit E	Form of Accounts Receivable Rollforward Analysis
Exhibit F	Form of Revolving Credit Note
Exhibit G	Form of Term Note
Exhibit H-1	Form of Secretarial Certificate for Borrower
Exhibit H-2	Form of Secretarial Certificate for Guarantor
Exhibit I	Form of Power of Attorney
Exhibit J	Form of Certificate of Compliance

-i-

This Loan and Security Agreement is dated as of September 11, 2012 and agreed to by and between COVER-ALL SYSTEMS, INC., a Delaware corporation (“Borrower”), any other Credit Party executing this Agreement, and IMPERIUM SPECIAL FINANCE FUND, LP, a Delaware limited partnership (“Lender”).

RECITALS

A.

Borrower desires to obtain the Loans and other financial accommodations from Lender and Lender is willing to provide the Loans and accommodations all in accordance with the terms of this Agreement.

B.

Capitalized terms used herein shall have the meanings assigned to them in Schedule A and, for purposes of this Agreement and the other Loan Documents, the rules of construction set forth in Schedule A shall govern. All schedules, attachments, addenda and exhibits hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together with this Agreement, constitute but a single agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.

AMOUNT AND TERMS OF CREDIT

1.1

Loans. (a) Subject to the terms and conditions of this Agreement, from the Revolving Loan Commencement Date and until the Commitment Termination Date (i) Lender agrees to make available to Borrower advances (each, a “Revolving Credit Advance”) in an aggregate outstanding amount not to exceed the Borrowing Availability, and (ii) Borrower may at its request from time to time borrow, repay and reborrow under this Section 1.1. The Revolving Credit Loan shall be evidenced by, and be repayable in accordance with the terms of, the Revolving Credit Note and this Agreement.

(b)

Borrower shall request each Revolving Credit Advance by written notice to Lender substantially in the form of Exhibit A (each a “Notice of Revolving Credit Advance”) given no later than 12:00 p.m. (New York City time) on the Business Day of the proposed advance, provided, that, Borrower acknowledges, confirms and agrees that no more than one (1) Notice of Revolving Credit Advance may be delivered to Lender in any ten (10) day period. Lender shall be fully protected under this Agreement in relying upon, and shall be entitled to rely upon, (i) any Notice of Revolving Credit Advance believed by Lender to be genuine, and (ii) the assumption that the Persons making electronic requests or executing and delivering a Notice of Revolving Credit Advance were duly authorized, unless the responsible individual acting thereon for Lender shall have actual knowledge to the contrary. As an accommodation to Borrower, Lender may permit telephonic, electronic, or facsimile requests for a Revolving Credit Advance and electronic or facsimile transmittal of instructions, authorizations, agreements or reports to Lender by Borrower. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic, facsimile or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender’s honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically, by facsimile or electronically and purporting to have been sent to Lender by Borrower and Lender shall have no duty to verify the origin of any such communication or the identity or authority of the Person sending it.

(c)

In making any Revolving Credit Advance hereunder, Lender shall be entitled to rely upon the most recent Borrowing Base Certificate delivered to Lender by Borrower and other information available to Lender. Lender shall be under no obligation to make any further Revolving Credit Advance or incur any other Obligation if Borrower shall have failed to deliver a Borrowing Base Certificate to Lender by the time specified in Section 4.1(a).

(d)

Term Loan. Subject to the terms and conditions of this Agreement, Lender agrees to make the Term Loan to Borrower on the Closing Date in the original principal amount specified in the Term Note (i.e., $2,000,000). The Term Loan shall be evidenced by, and be repayable in accordance with the terms of, the Term Note and this Agreement.

1.2

Term and Prepayment. (a) Upon the Commitment Termination Date, the obligation of Lender to make Revolving Credit Advances and extend other credit hereunder shall immediately terminate and Borrower shall pay to Lender in full, in cash: (i) all outstanding Revolving Credit Advances and all accrued but unpaid interest thereon; (ii) an amount sufficient to enable Lender to hold cash collateral as specified in Schedule C; (iii) all principal and accrued but unpaid interest on the Term Loan; and (iv) all other non-contingent Obligations due to or incurred by Lender.

(b)

If, based upon the Borrowing Base Certificate most recently delivered by Borrower, the Revolving Credit Loan shall at any time exceed the Borrowing Availability (an “Overadvance”), then Borrower shall repay the Revolving Credit Loan in the amount of such Overadvance no later than three (3) Business Days after the date on which Lender delivers notice to Borrower of the existence of such Overadvance.

(c)

Borrower shall have the right, at any time upon thirty (30) days’ prior written notice to Lender to (i) terminate voluntarily Borrower’s right to receive or benefit from, and Lender’s obligation to make and to incur, Revolving Credit Advances, (ii) prepay all or a portion of the Term Loan, and (iii) prepay all of the Obligations. The effective date of termination of the Revolving Credit Loan and the Term Loan specified in such notice shall be the Commitment Termination Date.

1.3

Use of Proceeds. Borrower shall use the proceeds of the Loans solely for working capital and other general corporate purposes.

1.4

Single Loan. The Loans and all of the other Obligations of Borrower to Lender shall constitute one general obligation of Borrower secured by all of the Collateral.

1.5

Interest. (a) Borrower shall pay interest to Lender on the aggregate outstanding Revolving Credit Advances at a fixed rate equal to eight (8%) percent per annum (the “Revolving Credit Rate”) and on the outstanding balance of the Term Loan at a fixed rate equal to eight (8%) percent per annum (the “Term Loan Rate”). All computations of interest shall be made by Lender on the basis of a three hundred sixty (360) day year, in each case for the actual number of days occurring in the

2

period for which such interest or fee is payable. Each determination by Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. In no event will Lender charge interest at a rate that exceeds the highest rate of interest permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable.

(b)

Interest shall be payable on the outstanding Revolving Credit Advances and balance of the Term Loan (i) in arrears for the preceding calendar month on the first (1st) day of each calendar month, (ii) on the Commitment Termination Date, and (iii) if any interest accrues or remains payable after the Commitment Termination Date, upon demand by Lender.

(c)

Effective upon the occurrence of a Payment Default and for so long as such Event of Default shall be continuing, the Revolving Credit Rate and the Term Loan Rate shall automatically be increased by four (4%) percentage points per annum and effective upon the occurrence of any Event of Default (other than a Payment Default) and for so long as such Event of Default shall be continuing, the Revolving Credit Rate and the Term Loan Rate shall automatically be increased by two (2%) percentage points per annum (such increased rate, the “Default Rate”).

(d)

If any interest or any other payment (including Unused Line Fees) to Lender under this Agreement becomes due and payable on a day other than a Business Day, such payment date shall be extended to the next succeeding Business Day.

(e)

If after the date hereof, either (i) any change in, or in the interpretation of, any law or regulation is introduced, including, without limitation, with respect to reserve requirements, applicable to Lender, or (ii) Lender complies with any future guideline or request from any central bank or other Governmental Authority or (iii) Lender determines that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof has or would have the effect described below, or Lender complies with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, and in the case of any event set forth in this clause (iii), such adoption, change or compliance has or would have the direct or indirect effect of reducing the rate of return on Lender’s capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender’s policies with respect to capital adequacy) by an amount deemed by Lender to be material, and the result of any of the foregoing events described in clauses (i), (ii) or (iii) is or results in an increase in the cost to Lender of funding or maintaining the Loans (provided, however, that, notwithstanding anything herein to the contrary, this Section 1.5(e) shall be deemed to apply to the Dodd-Frank Wall Street Reform and Consumer Protection Act and to The Basel III Accord published by The Basel Committee on Banking Supervision, and to all requests, rules, regulations, guidelines or directives under either of the foregoing or issued in connection therewith, regardless of the date enacted, adopted or issued, even if enacted, adopted or issued before the date hereof), then Borrower shall from time to time upon demand by Lender pay to Lender additional amounts sufficient to indemnify Lender against such increased cost on an after-tax basis (after taking into account applicable deductions and credits in respect of the amount indemnified). A certificate as to the amount of such increased cost shall be submitted to Borrower by Lender and shall be conclusive, absent manifest error.

3

(f)

If a payment made to Lender hereunder or under any other Loan Document would be subject to withholding tax imposed by FATCA if Lender fails to comply with applicable reporting and other requirements of FATCA, Lender shall deliver to Borrower, at the time or times prescribed by applicable law or as reasonably requested by Borrower, (i) two accurate, complete and signed certifications prescribed by applicable law or reasonably satisfactory to Borrower that establish that such payment is exempt from withholding tax imposed by FATCA and (ii) any other documentation reasonably requested by Borrower sufficient for Borrower to comply with its obligations under FATCA and to determine that Lender has complied with such applicable reporting and other requirements of FATCA.

1.6

Cash Management System. On or prior to the Closing Date and until the Termination Date, Borrower will establish and maintain the cash management system described in Schedule D. All payments in respect of the Collateral shall be made to or deposited in the blocked or lockbox accounts described in Schedule D in accordance with the terms thereof.

1.7

Fees. Borrower agrees to pay to Lender the Fees set forth in Schedule E.

1.8

Receipt of Payments. Borrower shall make each payment under this Agreement (not otherwise made pursuant to Section 1.9) without set-off, counterclaim or deduction and free and clear of all Taxes not later than 2:00 p.m. (New York City time) on the day when due in lawful money of the United States of America in immediately available funds to the Collection Account. If Borrower shall be required by law to deduct any Taxes from any payment to Lender under any Loan Document, then the amount payable to Lender shall be increased so that, after making all required deductions, Lender receives an amount equal to that which it would have received had no such deductions been made. Payments shall be deemed received by Lender upon receipt of immediately available funds in the Collection Account.

1.9

Application and Allocation of Payments. Borrower irrevocably agrees that Lender shall have the continuing and exclusive right to apply any and all payments against the then due and payable Obligations in such order as Lender may deem advisable. Lender is authorized to, and at its option may (without prior notice or precondition and at any time or times), but shall not be obligated to, make or cause to be made Revolving Credit Advances on behalf of Borrower for: (a) payment of all Fees, expenses, indemnities, charges, costs, principal, interest, or other Obligations owing by Borrower under this Agreement or any of the other Loan Documents, (b) the payment, performance or satisfaction of any of Borrower’s obligations with respect to preservation of the Collateral, or (c) any premium in whole or in part required in respect of any of the policies of insurance required by this Agreement, even if the making of any such Revolving Credit Advance causes the outstanding balance of the Revolving Credit Loan to exceed the Borrowing Availability, and Borrower agrees to repay immediately, in cash, any amount by which the Revolving Credit Loan exceeds the Borrowing Availability.

1.10

Accounting. Lender is authorized to record on its books and records the date and amount of each Loan and each payment of principal thereof and such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. Lender shall provide Borrower on a monthly basis a statement and accounting of such recordations but any failure on the part of the Lender to keep any such recordation (or any errors therein) or to send a statement thereof to

4

Borrower shall not in any manner affect the obligation of Borrower to repay any of the Obligations. Except to the extent that Borrower shall, within thirty (30) days after such statement and accounting is sent, notify Lender in writing of any objection Borrower may have thereto (stating with particularity the basis for such objection), such statement and accounting shall be deemed final, binding and conclusive upon Borrower, absent manifest error.

1.11

Indemnity. Borrower and each other Credit Party executing this Agreement jointly and severally agree to indemnify and hold Lender and its Affiliates, and their respective employees, attorneys and agents (each, an “Indemnified Person”), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including attorneys’ fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) that may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement and the other Loan Documents or any other documents or transactions contemplated by or referred to herein or therein and any actions or failures to act with respect to any of the foregoing, including any and all product liabilities, Environmental Liabilities, Taxes and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents (collectively, “Indemnified Liabilities”), except to the extent that any such Indemnified Liability is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person’s gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY CREDIT PARTY, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

1.12

Borrowing Base; Reserves. The Borrowing Base shall be determined by Lender (including the eligibility of Accounts) based on the most recent Borrowing Base Certificate delivered to Lender in accordance with Section 4.1(a) and such other information available to Lender. The Revolving Credit Loan shall be subject to Lender’s continuing right to withhold from Borrowing Availability reserves, and to increase and decrease such reserves from time to time, if and to the extent that in Lender’s good faith credit judgment such reserves are necessary, including to protect Lender’s interest in the Collateral or to protect Lender against possible non-payment of Accounts for any reason by Account Debtors or possible diminution of the value of any Collateral or possible non-payment of any of the Obligations or for any Taxes or in respect of any state of facts that could constitute a Default. Lender may, at its option, implement reserves by designating as ineligible a sufficient amount of Accounts that would otherwise be Eligible Accounts so as to reduce the Borrowing Base by the amount of the intended reserves.

5

2.

CONDITIONS PRECEDENT

2.1

Conditions to the Initial Loans. Lender shall not be obligated to make any of the Loans perform any other action hereunder, until the following conditions have been satisfied in a manner satisfactory to Lender in its sole discretion, or waived in writing by Lender:

(a)

the Loan Documents to be delivered on or before the Closing Date shall have been duly executed and delivered by the appropriate parties, all as set forth in the Schedule of Documents (Schedule F);

(b)

Lender shall have received evidence reasonably satisfactory to it that the insurance policies provided for in Section 3.16 are in full force and effect, together with appropriate evidence showing loss payable or additional insured clauses or endorsements in favor of Lender as required under such Section; and

(c)

Lender shall have received an opinion(s) of counsel to the Borrower with respect to the Loan Documents in form and substance reasonably satisfactory to Lender.

2.2

Further Conditions to the Loans. Lender shall not be obligated to fund any Loan (including the initial Loans), if, as of the date thereof:

(a)

any representation or warranty by any Credit Party contained herein or in any of the other Loan Documents shall be untrue or incorrect in any material respect as of such date, except to the extent that any such representation or warranty is expressly stated to relate to a specific earlier date, in which case, such representation and warranty shall be true and correct as of such earlier date; or

(b)

any event or circumstance that has had or reasonably could be expected to have a Material Adverse Effect shall have occurred since the Closing Date; or

(c)

any Default shall have occurred and be continuing or would result after giving effect to such Loan; or

(d)

after giving effect to any Revolving Credit Advance, the Revolving Credit Loan would exceed the Borrowing Availability, regardless of the three (3) Business Day period provided for payment of an Overadvance pursuant to Section 1.2(b).

The request and acceptance by Borrower of the proceeds of any Loan shall be deemed to constitute, as of the date of such request and the date of such acceptance, (i) a representation and warranty by Borrower that the conditions in this Section 2.2 have been satisfied and (ii) a restatement by Borrower of each of the representations and warranties made by it in any Loan Document (except to the extent that any such representation or warranty relates to a specific earlier date, in which case, such representation and warranty shall be true and correct as of such earlier date) and a reaffirmation by Borrower of the granting and continuance of Lender’s Liens pursuant to the Loan Documents.

6

3.

REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS

To induce Lender to enter into this Agreement and to make the Loans, Borrower and each other Credit Party executing this Agreement represent and warrant to Lender (each of which representations and warranties shall survive the execution and delivery of this Agreement), and promise to and agree with Lender until the Termination Date as follows:

3.1

Corporate Existence; Compliance with Law. Each Corporate Credit Party: (a) is, as of the Closing Date, and will continue to be (i) a corporation, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (ii) duly qualified to do business and in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, and (iii) in compliance with all Requirements of Law and Contractual Obligations, except to the extent failure to comply therewith could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (b) has and will continue to have (i) the requisite corporate power and authority and the legal right to execute, deliver and perform its obligations under the Loan Documents, and to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore or proposed to be conducted, and (ii) all licenses, permits, franchises, rights, powers, consents or approvals from or by all Persons or Governmental Authorities having jurisdiction over such Corporate Credit Party (“ Government License”) that are necessary or appropriate for the conduct of its business, except (A) Government Licenses referenced in Section 3.1(a)(i) and Section 3.1(a)(ii) hereinabove, and (B) to the extent that failure to have any such Government License described in this Section 3.1(b)(ii) could not reasonably be expected to have a Material Advance Effect.

3.2

Executive Offices; Corporate or Other Names. (a) Each Corporate Credit Party’s name as it appears in official filings in the state of its incorporation or organization, (b) the type of entity of each Corporate Credit Party, (c) the organizational identification number issued by each such Credit Party’s state of incorporation or organization or a statement that no such number has been issued, (d) each Corporate Credit Party’s state of organization or incorporation, and (e) the location of each Corporate Credit Party’s chief executive office, corporate offices, warehouses, other locations of Collateral and locations where records with respect to Collateral are kept (including in each case the county of such locations) are as set forth in Disclosure Schedule (3.2) and, except as set forth in such Disclosure Schedule, such locations have not changed during the preceding twelve months. As of the Closing Date, during the prior five years, except as set forth in Disclosure Schedule (3.2), no Corporate Credit Party has been known as or conducted business in any other name (including trade names). Each Corporate Credit Party has only one state of incorporation or organization.

3.3

Corporate Power; Authorization; Enforceable Obligations. The execution, delivery and performance by each Credit Party of the Loan Documents to which it is a party, and the creation of all Liens provided for herein and therein: (a) are and will continue to be within such Credit Party’s power and authority; (b) have been and will continue to be duly authorized by all necessary or proper action; (c) are not and will not be in violation of any Requirement of Law or Contractual Obligation of such Credit Party (d) do not and will not result in the creation or imposition of any Lien (other than

7

Permitted Encumbrances) upon any of the Collateral; and (e) do not and will not require the consent or approval of any Governmental Authority or any other Person. As of the Closing Date, each Loan Document shall have been duly executed and delivered on behalf of each Credit Party party thereto, and each such Loan Document upon such execution and delivery shall be and will continue to be a legal, valid and binding obligation of such Credit Party, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting creditors’ rights generally.

3.4

Financial Statements and Projections; Books and Records. (a) The Financial Statements delivered by Borrower to Lender for its most recently ended Fiscal Year, are true, correct and complete in all material respects and reflect fairly and accurately, in all material respects, the consolidated financial condition of Parent and its Subsidiaries as of the date of each such Financial Statement in accordance with GAAP, except for any interim financial statements, the absence of notes and normal year-end adjustments. The Projections most recently delivered by Borrower to Lender have been prepared in good faith, with care and diligence and use assumptions that are reasonable under the circumstances at the time such Projections were prepared and as of the date delivered to Lender.

(b)

Borrower and each other Corporate Credit Party shall keep adequate Books and Records with respect to the Collateral and its business activities in which proper entries, reflecting all consolidated and consolidating financial transactions, and payments and credits received on, and all other dealings with, the Collateral, will be made in all material respects in accordance with GAAP and all Requirements of Law and on a basis consistent in all material respects with the Financial Statements.

3.5

Material Adverse Change. Between June 30, 2012 (the date of the balance sheet included in the Guarantor’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2012 (the “Quarterly Report”)) and the Closing Date: (a) no Corporate Credit Party has incurred any obligations, contingent or non-contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments that are not reflected in such Quarterly Report or any report filed subsequent thereto with the SEC, the Projections delivered to Lender prior to the Closing Date, or the Disclosure Schedules appended hereto and which could, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect; (b) except as set forth in Disclosure Schedule (3.5) or in the Quarterly Report or any report filed subsequent thereto with the SEC there has been no material deviation from such Projections; and (c) except as set forth in Disclosure Schedule (3.5) or in the Quarterly Report or any report filed subsequent thereto with the SEC, no events have occurred that alone or in the aggregate have had or could reasonably be expected to have a Material Adverse Effect. No Requirement of Law or Contractual Obligation of any Credit Party has or have had or could reasonably be expected to have a Material Adverse Effect. No Credit Party is in default, and to such Credit Party’s knowledge no third party is in default, under or with respect to any of its Contractual Obligations, that alone or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

3.6

Real Estate; Property. The real estate listed in Disclosure Schedule (3.6) constitutes all of the real property owned, leased, or used by each Corporate Credit Party in its business, and such Credit Party will not execute any material agreement or contract in respect of such real estate after the date

8

of this Agreement without giving Lender prompt prior written notice thereof. Each Corporate Credit Party holds and will continue to hold good and marketable fee simple title to all of its owned real estate, and good and marketable title to all of its other properties and assets, and valid and insurable leasehold interests in all of its leases (both as lessor and lessee, sublessee or assignee), and none of the properties and assets of any Corporate Credit Party are or will be subject to any Liens, except Permitted Encumbrances. With respect to each of the premises identified with a “(*)” in Disclosure Schedule (3.6) on or prior the Closing Date a bailee, landlord or mortgagee agreement acceptable to Lender has been obtained.

3.7

Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness. Except as set forth in Disclosure Schedule (3.7), as of the Closing Date no Corporate Credit Party has any Subsidiaries, is engaged in any joint venture or partnership with any other Person, or is an Affiliate of any other Person. All of the issued and outstanding Stock of each Corporate Credit Party (including all rights to purchase, options, warrants or similar rights or agreements pursuant to which any Corporate Credit Party may be required to issue, sell, repurchase or redeem any of its Stock) as of the Closing Date is owned by each of the Stockholders (and in the amounts) set forth in Disclosure Schedule (3.7), (provided, that, such Disclosure Schedule need not set forth any information as to the ownership of Parent). All outstanding Indebtedness of each Corporate Credit Party as of the Closing Date (other than the Obligations) is described in Disclosure Schedule (5(b)).

3.8

Government Regulation; Margin Regulations. No Corporate Credit Party is subject to or regulated under any Federal or state statute, rule or regulation that restricts or limits such Person’s ability to incur Indebtedness, pledge its assets, or to perform its obligations under the Loan Documents. The making of the Loans, the application of the proceeds and repayment thereof, and the consummation of the transactions contemplated by the Loan Documents do not and will not violate any Requirement of Law. No Corporate Credit Party is engaged, nor will it engage, in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin security” as such terms are defined in Regulation U of the Federal Reserve Board as now and hereafter in effect (such securities being referred to herein as “Margin Stock”). No Corporate Credit Party owns any Margin Stock, and none of the proceeds of the Loans or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock. No Corporate Credit Party will take or permit to be taken any action that might cause any Loan Document to violate any regulation of the Federal Reserve Board.

3.9

Taxes; Charges. Except as disclosed in Disclosure Schedule (3.9) all tax returns, reports and statements required by any Governmental Authority to be filed by Borrower or any other Credit Party have, as of the Closing Date, been filed and will, until the Termination Date, be filed with the appropriate Governmental Authority and no tax Lien has been filed and remains in effect as of the date hereof against any Credit Party or any Credit Party’s property. Proper and accurate amounts have been and will be withheld by Borrower and each other Credit Party from their respective employees for all periods in compliance in all material respects with all Requirements of Law and such withholdings have and will be timely paid to the appropriate Governmental Authorities. Disclosure Schedule (3.9) sets forth as of the Closing Date those taxable years for which any Credit Party’s tax returns are currently being audited by the IRS or any other applicable Governmental Authority and any assessments or threatened assessments in connection with such audit, or otherwise currently

9

outstanding. Except as described on Disclosure Schedule (3.9), none of the Credit Parties or their respective predecessors are liable for any Charges: (a) under any agreement (including any tax sharing agreements or agreement extending the period of assessment of any Charges) or (b) to each Credit Party’s knowledge, as a transferee. As of the Closing Date, no Credit Party has agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, which could reasonably be expected to have a Material Adverse Effect.

3.10

Payment of Obligations. Each Credit Party will pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its Charges and other obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Credit Party and none of the Collateral is or could reasonably be expected to become subject to any Lien or forfeiture or loss as a result of such contest.

3.11

ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other existing ERISA Events, could reasonably be expected to result in a liability of any Credit Party of more than the Minimum Actionable Amount. Except as disclosed in Disclosure Schedule (3.11), the present value of all accumulated benefit obligations of the Credit Parties under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent Financial Statements reflecting such amounts, exceed the fair market value of the assets of such Plan by more than the Minimum Actionable Amount, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Account Standards No. 87) did not, as of the date of the most recent Financial Statements reflecting such amounts, exceed the fair market value of the assets of such underfunded Plans by more than the Minimum Actionable Amount. No Credit Party or ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability in excess of the Minimum Actionable Amount.

3.12

Litigation. No Litigation is pending or, to the knowledge of any Credit Party, threatened by or against any Credit Party or against any Credit Party’s properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect. Except as set forth in Disclosure Schedule (3.12), as of the Closing Date there is no Litigation pending or threatened against any Credit Party that seeks damages in excess of $50,000 or injunctive relief or alleges criminal misconduct of any Credit Party. Each Credit Party shall notify Lender promptly in writing upon learning of the existence, threat or commencement of any Litigation against any Credit Party, any ERISA Affiliate or any Plan or any allegation of Criminal misconduct against any Credit Party.

3.13

Intellectual Property. As of the Closing Date, all material Intellectual Property owned or used by any Corporate Credit Party is listed, together with application or registration numbers, where applicable, in Disclosure Schedule (3.13). To the best of each Corporate Credit Party’s knowledge, it owns, or is licensed to use, all Intellectual Property necessary to conduct its business as currently conducted except for such Intellectual Property the failure of which to own or license could not reasonably be expected to have a Material Adverse Effect. Each Corporate Credit Party will, based on its business judgment, maintain the registration with the United States Patent and Trademark

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Office, the United States Copyright Office, or other appropriate Governmental Authority of all Intellectual Property that is owned by it and is necessary or is used or useful in the operation of any Corporate Credit Party’s business, in each case, as determined by such Corporate Credit Party in its sole discretion, except where the failure to register, maintain or file such registration or application will not have a Material Adverse Effect. Each Corporate Credit Party will promptly file patent or trademark (as applicable) applications or register, as the case may be, such new Intellectual Property that is or, in such Corporate Credit Party’s reasonable business judgment, will be material to the operation of any Corporate Credit Party’s business, except where the failure to register, maintain or file such registration or application will not have a Material Adverse Effect, and will notify Lender in writing within five (5) Business Days after filing any such new patent or trademark (as applicable) applications or any new registrations.

3.14

Full Disclosure. No information contained in any Loan Document, the Financial Statements or any written statement furnished by or on behalf of any Credit Party under any Loan Document, or to induce Lender to execute the Loan Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.15

Hazardous Materials. Except as set forth in Disclosure Schedule (3.15), as of the Closing Date, to Borrower’s knowledge, (a) each real property location owned, leased or occupied by each Corporate Credit Party (the “Real Property”) is maintained free of contamination from any Hazardous Material, (b) no Corporate Credit Party is subject to any Environmental Liabilities or, to any Credit Party’s knowledge, potential Environmental Liabilities, in excess of $50,000 in the aggregate, (c) no notice has been received by any Corporate Credit Party identifying it as a “potentially responsible party” or requesting information under CERCLA or analogous state statutes, and to the knowledge of any Credit Party, there are no facts, circumstances or conditions that may result in any Corporate Credit Party being identified as a “potentially responsible party” under CERCLA or analogous state statutes; and (d) each Corporate Credit Party has provided to Lender copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to any Corporate Credit Party. Each Corporate Credit Party: (i) shall comply in all material respects with all applicable Environmental Laws and environmental permits; (ii) shall notify Lender in writing within seven (7) days if and when it becomes aware of any Release, on, at, in, under, above, to, from or about any of its Real Property; and (iii) shall promptly forward to Lender a copy of any order, notice, permit, application, or any communication or report received by it or any other Credit Party in connection with any such Release.

3.16

Insurance. As of the Closing Date, Disclosure Schedule (3.16) lists all insurance of any nature maintained for current occurrences by Borrower and each other Corporate Credit Party, as well as a summary of the terms of such insurance. Each Corporate Credit Party shall deliver to Lender certified copies and endorsements to all of its and those of its Subsidiaries (a) “All Risk” and business interruption insurance policies naming Lender loss payee, and (b) general liability and other liability policies naming Lender as an additional insured. All policies of insurance on real and personal property will contain an endorsement, in form and substance reasonably acceptable to Lender, showing loss payable to Lender (Form 438 BFU or equivalent) and extra expense and business interruption endorsements. Such endorsement, or an independent instrument furnished to Lender, will provide that the insurance companies will give Lender at least thirty (30) days’ prior written

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notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of Borrower or any other Person shall affect the right of Lender to recover under such policy or policies of insurance in case of loss or damage. Each Corporate Credit Party (other than Parent) shall direct all present and future insurers under its “All Risk” policies of insurance to pay all proceeds payable thereunder directly to Lender. If any insurance proceeds are paid by check, draft or other instrument payable to any Credit Party and Lender jointly, Lender may endorse such Credit Party’s name thereon and do such other things as Lender may deem advisable to reduce the same to cash. Lender reserves the right at any time, upon review of each Credit Party’s risk profile (other than Parent), to require additional forms and limits of insurance. Each Corporate Credit Party shall, on each anniversary of the Closing Date and from time to time at Lender’s request, deliver to Lender a report by a reputable insurance broker, satisfactory to Lender, with respect to such Person’s insurance policies.

3.17

Deposit and Disbursement Accounts. Attachment I to Schedule D lists all banks and other financial institutions at which Borrower, or any other Corporate Credit Party, maintains deposits and/or other accounts, including the Disbursement Account, and such Attachment correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

3.18

Accounts. As of the date of each Borrowing Base Certificate delivered to Lender, each Account listed thereon as an Eligible Account shall be an Eligible Account. Borrower has not made, and will not make, any agreement with any Account Debtor for any extension of time for the payment of any Account, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom, except a discount or allowance for prompt or early payment allowed by Borrower in the ordinary course of its business consistent with historical practice and as previously disclosed to Lender in writing. With respect to the Accounts (a) the amounts shown on all invoices, statements and reports that may be delivered to the Lender with respect thereto are actually and absolutely owing to the relevant Credit Party as indicated thereon and are not in any way contingent; (b) no payments have been or shall be made thereon except payments immediately delivered to the applicable accounts described in paragraph 1 to Schedule D or the Lender as required hereunder; and (c) to Borrower’s knowledge all Account Debtors have the capacity to contract. Borrower shall notify Lender promptly of any event or circumstance that to Borrower’s knowledge would cause Lender to consider any then existing Account as no longer constituting an Eligible Account.

3.19

Conduct of Business. Each Corporate Credit Party (a) shall conduct its business substantially as now conducted or as otherwise permitted hereunder, and (b) shall at all times maintain, preserve and protect all of the Collateral and such Corporate Credit Party’s other property, used or useful in the conduct of its business and keep the same in good repair, working order and condition (ordinary wear and tear excepted) and make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices.

3.20

Anti-Terrorism Laws.

(a)

Neither Borrower nor, to the knowledge of the Borrower, any of its Affiliates or any Credit Party is in violation of any laws relating to terrorism or money laundering (“Anti-Terrorism

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Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.

(b)

Neither Borrower nor, to the knowledge of the Borrower, any Affiliate, Credit Party or other agent of Borrower acting or benefiting in any capacity in connection with the Loans is any of the following: (i) a person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (ii) a person owned or controlled by, or acting for or on behalf of, any person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person with which the Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) a person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or (v) a person that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) at its official website or any replacement website or other replacement official publication of such list.

(c)

Neither Borrower nor, to the knowledge of the Borrower, any agent of any Affiliate or any Credit Party acting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person described in paragraph (b) above, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

3.21

Broker’s Fees. Borrower agrees to pay any broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents.

3.22

Further Assurances. At any time and from time to time, upon the written request of Lender and at the sole expense of Borrower, Borrower and each other Credit Party shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable (a) to obtain the full benefits of this Agreement and the other Loan Documents, (b) to protect, preserve and maintain Lender’s rights in any Collateral, or (c) to enable Lender to exercise all or any of the rights and powers herein granted.

4.

FINANCIAL MATTERS; REPORTS

4.1

Reports and Notices. From the Closing Date until the Termination Date, Borrower shall deliver to Lender:

(a)

as frequently as Lender may request and in any event no later than thirty (30) days following the end of each Fiscal Month, a Borrowing Base Certificate in the form of Exhibit C as of the last day of the previous Fiscal Month detailing ineligible Accounts for adjustment to the Borrowing Base, certified as true and correct by the Chief Financial Officer of Borrower or such other officer as is acceptable to Lender;

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(b)

within thirty (30) days following the end of each Fiscal Month, (i) an Accounts Payable Analysis in the Form of Exhibit D (together with an accounts payable aging) and an Accounts Receivable Roll Forward Analysis in the Form of Exhibit E, each certified as true and correct by the Chief Financial Officer of Borrower or such other officer as is acceptable to Lender; and (ii) the monthly management reports for such Fiscal Month, which shall be prepared consistent with management reports which Borrower is preparing in the ordinary course of business as of the date hereof;

(c)

within fifty (50) days following the end of each Fiscal Quarter, the Financial Statements for such Fiscal Quarter, which shall provide comparisons to actual results for the corresponding period during the prior Fiscal Year, both on a quarterly and year-to-date basis, and accompanied by a certification in the form of Exhibit J by the Chief Executive Officer or Chief Financial Officer of Borrower that such Financial Statements are complete and correct in all material respects, that there was no Default (or specifying those Defaults of which he or she was aware), and showing in reasonable detail the calculations used in determining compliance with the financial covenants hereunder; provided, that, Parent’s filing with the SEC of SEC Form 10-Q for any Fiscal Quarter, duly prepared and timely submitted in accordance with applicable Requirements of Law, shall be deemed to satisfy Borrower’s obligations hereunder with respect to such Fiscal Quarter, except that, Borrower shall remain obligated to deliver to Lender the certification in the form of Exhibit J by the Chief Executive Officer or Chief Financial Officer of Borrower for such Fiscal Quarter, as required above;

(d)

within one hundred five (105) days following the close of each Fiscal Year, the Financial Statements for such Fiscal Year certified without qualification by MSPC Certified Public Accountants and Advisors or another independent certified accounting firm reasonably acceptable to Lender, which shall provide comparisons to the prior Fiscal Year, and shall be accompanied by (i) a statement in reasonable detail showing the calculations used in determining compliance with the financial covenants hereunder, (ii) a report from Borrower’s accountants to the effect that in connection with their audit examination nothing has come to their attention to cause them to believe that a Default has occurred or specifying those Defaults of which they are aware, and (iii) any management letter that may be issued; provided, that, Parent’s filing with the SEC of SEC Form 10-K for any Fiscal Year, duly prepared and timely submitted in accordance with applicable Requirements of Law, shall be deemed to satisfy Borrower’s obligations hereunder with respect to such Fiscal Year, except that, Borrower shall remain obligated to deliver to Lender for each Fiscal Year the items required by clauses (i), (ii) and (iii) above;

(e)

not less than thirty (30) days after the beginning of each Fiscal Year, the Projections, which will be prepared by Borrower in good faith, with care and diligence, and using assumptions that are reasonable under the circumstances at the time such Projections are delivered to Lender; and

(f)

all of the reports and other information set forth in Exhibit B in the time frames set forth therein.

4.2

Financial Covenants. Borrower shall not breach any of the financial covenants set forth in Schedule G. For purposes of Section 7.1, a breach of a financial covenant set forth in Schedule G shall be deemed to have occurred as of any date of determination by Lender or as of the last day of

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any specified measurement period, regardless of when the Financial Statements reflecting such breach are delivered to Lender.

4.3

Other Reports and Information. Borrower shall advise Lender promptly, in reasonable detail, of: (a) any Lien, other than Permitted Encumbrances, attaching to or asserted against any of the Collateral or any occurrence causing a material loss or decline in value of any Collateral and the estimated (or actual, if available) amount of such loss or decline; (b) any material change in the composition of the Collateral; and (c) the occurrence of any Default or other event that has had or could reasonably be expected to have a Material Adverse Effect. Borrower shall, upon request of Lender, furnish to Lender such other reports and information in connection with the affairs, business, financial condition, operations, prospects or management of Borrower or any other Credit Party or the Collateral as Lender may request, all in reasonable detail.

4.4

Post-Closing Covenants. Borrower shall deliver, or cause to be delivered, to Lender, as soon as possible after the Closing Date and, in any event, no later than the respective dates set forth below, the following documents and information:

(a)

On or before thirty (30) days following the Closing Date, a Blocked Account Agreement executed by Borrower and Wells Fargo Bank, N.A., in form and substance reasonably satisfactory to Lender, with respect to Borrower’s Blocked Accounts for Borrower’s collection of Accounts, which Blocked Accounts are identified on Attachment I appended to Schedule D hereto; and

(b)

On or before sixty (60) days following the Closing Date, evidence reasonably satisfactory to Lender that Borrower is in good standing or has otherwise qualified to do business as a foreign corporation in each of the following states:

(i)

New Jersey

(ii)

New York

(iii)

California; and

(iv)

Texas

5.

NEGATIVE COVENANTS

Borrower and each Credit Party executing this Agreement covenants and agrees (for itself and each other Credit Party) that, without Lender’s prior written consent, from the Closing Date until the Termination Date, neither Borrower nor any other Corporate Credit Party shall, directly or indirectly, by operation of law or otherwise:

(a)

form any Subsidiary or merge with, consolidate with, acquire all or substantially all of the assets or Stock of, or otherwise combine with or make any investment in or, except as provided in Section 5(c) below, make any loan or advance to, any Person;

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(b)

cancel any debt owing to it or create, incur, assume or permit to exist any Indebtedness, except: (i) the Obligations, (ii) Indebtedness existing as of the Closing Date (other than the Obligations) set forth in Disclosure Schedule 5(b), (iii) deferred taxes, (iv) by endorsement of Instruments or items of payment for deposit to the general account of such Credit Party, (v) for Guaranteed Indebtedness incurred for the benefit of Borrower if the primary obligation is permitted by this Agreement; and (vi) additional Indebtedness (including Purchase Money Indebtedness) incurred after the Closing Date in an aggregate outstanding amount for all such Corporate Credit Parties combined not exceeding $50,000 at any time;

(c)

enter into any lending, borrowing or other commercial transaction with any of its employees, directors, Affiliates or any other Credit Party (including upstreaming and downstreaming of cash and intercompany advances and payments by a Credit Party on behalf of another Credit Party that are not otherwise permitted hereunder) other than loans or advances to employees in the ordinary course of business in an aggregate outstanding amount not exceeding $50,000 at any time;

(d)

make any changes in any of its business objectives, purposes, or operations that could reasonably be expected to adversely affect repayment of the Obligations or could reasonably be expected to have a Material Adverse Effect or engage in any business other than that presently engaged in or proposed to be engaged in the Projections delivered to Lender on the Closing Date or amend its charter or by-laws or other organizational documents;

(e)

create or permit any Lien on any of its properties or assets, except for Permitted Encumbrances;

(f)

sell, transfer, issue, convey, assign or otherwise dispose of (each, a “ Transfer”) any of its assets or properties, including its Accounts or any shares of its Stock, except that, Parent may Transfer shares of its Stock and Borrower may Transfer shares of its Stock to Parent, or engage in any sale-leaseback, synthetic lease or similar transaction (provided, that, the foregoing shall not prohibit the sale of obsolete or unnecessary Equipment in the ordinary course of its business);

(g)

change (i) its name as it appears in official filings in the state of its incorporation or organization, (ii) its chief executive office, corporate offices, warehouses or other Collateral locations, or location of its records concerning the Collateral, (iii) the type of legal entity that it is, (iv) its organization identification number, if any, issued by its state of incorporation or organization, or (v) its state of incorporation or organization, or acquire, lease or use any real estate after the Closing Date without such Person, in each instance, giving thirty (30) days prior written notice thereof to Lender and taking all actions deemed necessary or appropriate by Lender to continuously protect and perfect Lender’s Liens upon the Collateral;

(h)

establish any depository or other bank account of any kind with any financial institution (other than the accounts set forth in Attachment 1 to Schedule D) without Lender’s prior written consent;

(i)

make or permit any Restricted Payment except: (A) to or on behalf of or for the benefit of Parent and (B) Credit Parties may utilize the Specified Receivables Proceeds (as defined below) to make payment in full of the loan by John W. Roblin to Parent in the principal amount of

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$400,000, evidenced by the Promissory Note, dated as of July 17, 2012, issued by Parent to said John W. Roblin, together with accrued and unpaid interest thereon, and if such loan is not paid in full from the Specified Receivables Proceeds on or before October 31, 2012, then Parent may repay such Promissory Note in accordance with the terms thereof, so long as no Default or Event of Default then exists or would result after giving effect to such payment. For the purposes hereof, “Specified Receivables Proceeds” shall mean the payments received by Borrower in respect of one or more Accounts owing to Borrower as of the Closing Date by Old Republic in the aggregate amount of $896,000, payable to Borrower on or about October 31, 2012;

(j)

(i) knowingly conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in Section 3.20 above, (ii) knowingly deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or any other Anti-Terrorism Law, (iii) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law (and the Borrower shall deliver to the Lender any certification or other evidence requested from time to time by Lender in its reasonable discretion, confirming the Borrower’s compliance with this Section, or (iv) cause or permit any of the funds of Borrower that are used to repay the Loans to be derived from any unlawful activity with the result that the making of the Loans would be in violation of law; and

(k)

knowingly cause or permit (i) any of the funds or properties of the Borrower or any other Credit Party that are used to repay the Loans to constitute property of, or be beneficially owned directly or indirectly by, any Person subject to sanctions or trade restrictions under United States law (“Embargoed Person” or “Embargoed Persons”) that is identified on (A) the “List of Specially Designated Nationals and Blocked Persons” (the “ SDN List”) maintained by OFAC and/or on any other similar list (“Other List”) maintained by OFAC pursuant to any authorizing statute including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Order or regulation promulgated thereunder, with the result that the investment in the Borrower (whether directly or indirectly) is prohibited by law, or the Loans made by the Lender would be in violation of law, or (B) the Executive Order, any related enabling legislation or any other similar Executive Orders, or (ii) any Embargoed Person to have any direct or indirect interest, of any nature whatsoever in the Borrower or any other Credit Party, with the result that the investment in the Borrower (whether directly or indirectly) is prohibited by law or the Loans is in violation of law.

6.

SECURITY INTEREST

6.1

Grant of Security Interest. (a) As collateral security for the prompt and complete payment and performance of the Obligations, (i) each of the Borrower and any other Credit Party (other than Parent) executing this Agreement hereby grants to the Lender a security interest in and Lien upon all of its property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title, or interest, including all of the following property in which it now has or at any time in the future may acquire any right, title or interest: all Accounts; all Deposit Accounts, all other bank accounts and all funds on deposit therein; all money, cash and cash equivalents; all Investment Property; all Stock; all

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Goods (including Inventory, Equipment and Fixtures); all Chattel Paper, Documents and Instruments; all Books and Records; all General Intangibles (including all Intellectual Property, contract rights, choses in action, Payment Intangibles and Software); all Letter-of-Credit Rights; all Supporting Obligations; and to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payment not otherwise included in the foregoing and products of all and any of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing, but excluding in all events Hazardous Waste, and (ii) Parent hereby grants to the Lender a security interest in and Lien upon, and pledges to Lender, all Stock of Borrower now or hereafter issued to Parent and all Proceeds thereof and all rights related thereto (all of the foregoing described in the immediately preceding clauses (a)(i) and (a)(ii), together with any other collateral pledged to the Lender pursuant to any other Loan Document, collectively, the “ Collateral”).

(b)

Borrower, Lender and each other Credit Party executing this Agreement agree that this Agreement creates, and is intended to create, valid and continuing Liens upon the Collateral in favor of Lender. Borrower and each other Credit Party executing this Agreement represents, warrants and promises to Lender that: (i) Borrower and each other Credit Party granting a Lien in Collateral has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien pursuant to the Loan Documents, free and clear of any and all Liens or claims of others, other than Permitted Encumbrances; (ii) the security interests granted pursuant to this Agreement, upon completion of the filings and other actions listed on Disclosure Schedule (6.1) (which, in the case of all filings and other documents referred to in said Schedule, have been delivered to the Lender in duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Lender as security for the prompt and complete payment and performance of the Obligations, enforceable in accordance with the terms hereof against any and all creditors of and purchasers from any Credit Party (other than purchasers of Inventory in the ordinary course of business) and such security interests are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Encumbrances that have priority by operation of law; and (iii) no effective security agreement, mortgage, deed of trust, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office, except those relating to Permitted Encumbrances. Borrower and each other Credit Party executing this Agreement promise to defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever, and each shall take such actions, including (A) all actions necessary to grant Lender “control” of any Investment Property, Deposit Accounts, Letter-of-Credit Rights or electronic Chattel Paper owned by such Credit Party, with any agreements establishing control to be in form and substance satisfactory to Lender, (B) the prompt delivery of all original Instruments, Chattel Paper, negotiable Documents and certificated Stock owned by such Credit Party (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank, (C) notification of Lender’s interest in Collateral at Lender’s request, and (D) the institution of litigation against third parties as shall reasonably be prudent in order to protect and preserve each Credit Party’s and Lender’s respective and several interests in the Collateral. Borrower (and any other Credit Party granting a Lien in Collateral) shall mark its Books and Records pertaining to the Collateral to evidence the Loan Documents and the Liens granted under the Loan Documents. If any Credit Party retains possession of any Chattel Paper or Instrument with Lender’s consent, such Chattel Paper and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the

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security interest of Imperium Commercial Finance Master Fund LP”. Each Credit Party executing this Agreement shall promptly, and in any event within two (2) Business Days after the same is acquired by it, notify Lender of any commercial tort claims (as defined in the Code) acquired by it and unless otherwise consented by Lender, such Credit Party shall enter into a supplement to this Loan Agreement granting to Lender a Lien in such commercial tort claim.

(c)

Without limiting the generality of the Borrower’s grant of a security interest in and to all of the Collateral pursuant to Section 6.1(a) above, Borrower shall execute and deliver to Lender, promptly upon Lender’s request, a separate trademark security agreement and patent security agreement, each in form and substance satisfactory to Lender, confirming, supplementing and ratifying Borrower’s grant to Lender pursuant to Section 6.1(a) above of a security interest in and to all of Borrower’s Patents, Patent applications and Trademarks that are then registered with the United States Patent & Trademark Office (“USPTO”), which trademark security agreement and patent security agreement shall be filed with the USPTO.

6.2

Lender’s Rights. (a) Lender may, (i) at any time in Lender’s own name or in the name of Borrower, communicate with Account Debtors, parties to Contracts, and obligors in respect of Instruments, Chattel Paper or other Collateral to verify to Lender’s satisfaction, the existence, amount and terms of, and any other matter relating to, Accounts, Payment Intangibles, Instruments, Chattel Paper or other Collateral, and (ii) at any time after a Default has occurred and is continuing and without prior notice to Borrower or any other Credit Party, notify Account Debtors and other Persons obligated on any Collateral that Lender has a security interest therein and that payments shall be made directly to Lender. Upon the request of Lender, Borrower shall so notify such Account Debtors, parties to Contracts, and obligors in respect of Instruments, Chattel Paper or other Collateral. Borrower hereby constitutes Lender or Lender’s designee as Borrower’s attorney with power to endorse Borrower’s name upon any notes, acceptance drafts, money orders or other evidences of payment or Collateral.

(b)

Borrower shall remain liable under each Contract, Instrument and License to observe and perform all the conditions and obligations to be observed and performed by it thereunder, and Lender shall have no obligation or liability whatsoever to any Person under any Contract, Instrument or License (between Borrower or any other Credit Party and any Person other than Lender) by reason of or arising out of the execution, delivery or performance of this Agreement, and Lender shall not be required or obligated in any manner (i) to perform or fulfill any of the obligations of Borrower, (ii) to make any payment or inquiry, or (iii) to take any action of any kind to collect, compromise or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times under or pursuant to any Contract, Instrument or License.

(c)

Borrower and each other Credit Party shall, with respect to each owned, leased, or controlled property, during normal business hours and upon reasonable advance notice (unless a Default shall have occurred and be continuing, in which event no notice shall be required and Lender shall have access at any and all times): (i) provide access to such property to Lender and any of its officers, employees and agents, as frequently as Lender determines to be appropriate; (ii) permit Lender and any of its officers, employees and agents to inspect, audit and make extracts and copies (or take originals if reasonably necessary) from all of Borrower’s and such Credit Party’s Books and Records; and (iii) permit Lender to inspect, review, evaluate and make physical verifications and

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appraisals of the Collateral in any manner and through any medium that Lender considers advisable, and Borrower and such Credit Party agree to render to Lender, at Borrower’s and such Credit Party’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

(d)

After the occurrence and during the continuance of a Default, Borrower, at its own expense, shall cause the certified public accountant then engaged by Borrower to prepare and deliver to Lender at any time and from time to time, promptly upon Lender’s request, the following reports: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) test verifications of such Accounts as Lender may request.

6.3

Lender’s Appointment as Attorney-in-fact. On the Closing Date, Borrower and each other Credit Party executing this Agreement shall execute and deliver a Power of Attorney in the form attached as Exhibit I. The power of attorney granted pursuant to the Power of Attorney and all powers granted under any Loan Document are powers coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Lender under the Power of Attorney are solely to protect Lender’s interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender agrees not to exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing. Borrower and each other Credit Party executing this Agreement also hereby (i) authorizes Lender to file any financing statements, continuation statements or amendments thereto that (A) indicate the Collateral (1) as all assets of such Credit Party (or any portion of such Credit Party’s assets) or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code of such jurisdiction, or (2) as being of an equal or lesser scope or with greater detail, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment and (ii) ratifies its authorization for Lender to have filed any initial financial statements, or amendments thereto if filed prior to the date hereof. Borrower and each other Credit Party executing this Agreement acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Lender and agrees that it will not do so without the prior written consent of Lender, subject to such Cred Party’s rights under Section 9-509(d)(2) of the Code.

6.4

Grant of License to Use Intellectual Property Collateral. Borrower and each other Credit Party executing this Agreement hereby grants to Lender an irrevocable, non-exclusive license (exercisable upon the occurrence and during the continuance of an Event of Default without payment of royalty or other compensation to Borrower or such Credit Party) to use, transfer, license or sublicense any Intellectual Property now owned, licensed to, or hereafter acquired by Borrower or such Credit Party, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, and represents, promises and agrees that any such license or sublicense is not and will not be in conflict with the contractual or commercial rights of any third Person; provided, that such license will terminate on the Termination Date.

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7.

EVENTS OF DEFAULT: RIGHTS AND REMEDIES

7.1

Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an “Event of Default” hereunder which shall be deemed to be continuing until waived in writing by Lender in accordance with Section 9.3:

(a)

Borrower shall fail to make (i) any payment of principal in respect of the Loans or any payment in respect of any other Obligations (other than accrued interest in respect of the Loans) when the same shall be due and payable or declared due and payable, or (ii) any payment of interest in respect of the Loans within three (3) days after the same shall be due and payable or declared due and payable; or

(b)

Borrower or any other Credit Party (whether or not such Credit Party has signed this Agreement) shall fail or neglect to perform, keep or observe any of the covenants, promises, agreements, requirements, conditions or other terms or provisions contained in (i) Section 4.1(a) of this Agreement and such failure shall continue for two (2) Business Days, (ii) Sections 4.1(b), 4.1(c), 4.1(c), 4.1(d), 4.1(e) or 4.1(f) of this Agreement and such failure shall continue for five (5) Business Days, (iii) Section 5(g) of this Agreement and such failure shall continue for ten (10) Business Days, or (iv) any other Section of this Agreement that is not expressly identified in the immediately preceding clauses (i) through (iii), inclusive, or any other terms or provisions of this Agreement or of any of the other Loan Documents; or

(c)

an event of default shall occur under any Contractual Obligation of the Borrower or any other Credit Party (other than this Agreement and the other Loan Documents), and such event of default (i) involves the failure to make any payment (whether or not such payment is blocked pursuant to the terms of an intercreditor agreement or otherwise), whether of principal, interest or otherwise, and whether due by scheduled maturity, required prepayment, acceleration, demand or otherwise, in respect of any Indebtedness (other than the Obligations) of such Person in an aggregate amount exceeding the Minimum Actionable Amount, or (ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof, in an aggregate amount exceeding the Minimum Actionable Amount to become due prior to its stated maturity or prior to its regularly scheduled date of payment; or

(d)

any representation or warranty in this Agreement or any other Loan Document, or in any written statement pursuant hereto or thereto, or in any report, financial statement or certificate made or delivered to Lender by Borrower or any other Credit Party shall be untrue or incorrect as of the date when made or deemed made, regardless of whether such breach involves a representation or warranty with respect to a Credit Party that has not signed this Agreement; or

(e)

there shall be commenced against the Borrower or any other Credit Party any Litigation seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that remains unstayed or undismissed for sixty (60) consecutive days; or Borrower or any other Credit Party shall have concealed, removed or permitted to be concealed or removed, any part of its property with intent to hinder, delay or defraud any of its creditors or made or suffered a transfer of

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any of its property or the incurring of an obligation that may be fraudulent under any bankruptcy, fraudulent transfer or other similar law; or

(f)

a case or proceeding shall have been commenced involuntarily against Borrower or any other Credit Party in a court having competent jurisdiction seeking a decree or order: (i) under the United States Bankruptcy Code or any other applicable Federal, state or foreign bankruptcy or other similar law, and seeking either (A) the appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Person or of any substantial part of its properties, or (B) the reorganization or winding up or liquidation of the affairs of any such Person, and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or (ii) invalidating or denying any Person’s right, power, or competence to enter into or perform any of its obligations under any Loan Document or invalidating or denying the validity or enforceability of this Agreement or any other Loan Document or any action taken hereunder or thereunder; or

(g)

Borrower or any other Credit Party shall (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it or seeking appointment of a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for it or any substantial part of its properties, (ii) make a general assignment for the benefit of creditors, (iii) consent to or take any action in furtherance of, or, indicating its consent to, approval of, or acquiescence in, any of the acts set forth in paragraphs (e) or (f) of this Section 7.1 or clauses (i) and (ii) of this paragraph (g), or (iv) shall admit in writing its inability to, or shall be generally unable to, pay its debts as such debts become due; or

(h)

a final judgment or judgments for the payment of money in excess of the Minimum Actionable Amount in the aggregate shall be rendered against Borrower or any other Credit Party, unless the same shall be (i) fully covered by insurance and the issuer(s) of the applicable policies shall have acknowledged full coverage in writing within fifteen (15) days of judgment, or (ii) vacated, stayed, bonded, paid or discharged within a period of fifteen (15) days from the date of such judgment; or

(i)

any other event shall have occurred that has had or could reasonably be expected to have a Material Adverse Effect; or

(j)

any provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms, or any Lien granted, or intended by the Loan Documents to be granted, to Lender shall cease to be a valid and perfected Lien having the first priority (or a lesser priority if expressly permitted in the Loan Documents) in any of the Collateral (or any Credit Party shall so assert any of the foregoing); or

(k)

a Change of Control shall have occurred with respect to any Corporate Credit Party; or

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(l)

an ERISA Event shall have occurred that, in the opinion of the Lender, when taken together with all other ERISA Events that have occurred and are then continuing, could reasonably be expected to result in liability of any Credit Party in an aggregate amount exceeding the Minimum Actionable Amount.

7.2

Remedies. (a) If any Default shall have occurred and be continuing, then Lender may terminate or suspend its obligation to make further Revolving Credit Advances. In addition, if any Event of Default shall have occurred and be continuing, Lender may, without notice, take any one or more of the following actions: (i) declare all or any portion of the Obligations to be forthwith due and payable, whereupon such Obligations shall become and be due and payable; or (ii) exercise any rights and remedies provided to Lender under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that upon the occurrence of any Event of Default specified in Sections 7.1 (e), (f) or (g), the Obligations shall become immediately due and payable (and any obligation of Lender to make further Loans, if not previously terminated, shall immediately be terminated) without declaration, notice or demand by Lender.

(b)

Without limiting the generality of the foregoing, Borrower and each other Credit Party executing this Agreement expressly agrees that upon the occurrence of any Event of Default, Lender may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale, to the extent permitted by law, to purchase for the benefit of Lender the whole or any part of said Collateral so sold, free of any right of equity of redemption, which right Borrower and each other Credit Party executing this Agreement hereby releases. Such sales may be adjourned, or continued from time to time with or without notice. Lender shall have the right to conduct such sales on any Credit Party’s premises or elsewhere and shall have the right to use any Credit Party’s premises without rent or other charge for such sales or other action with respect to the Collateral for such time as Lender deems necessary or advisable.

(c)

Upon the occurrence and during the continuance of an Event of Default and at Lender’s request, Borrower and each other Credit Party executing this Agreement agrees, to assemble the Collateral and make it available to Lender at places that Lender shall reasonably select, whether at its premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of the Collateral, Lender shall have the right to complete, assemble, use or operate the Collateral or any part thereof, to the extent that Lender deems appropriate, for the purpose of preserving such Collateral or its value or for any other purpose. Lender shall have no obligation to any Credit Party to maintain or preserve the rights of any Credit Party as against third parties with respect to any Collateral while such Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of Lender’s remedies with respect thereto without prior notice or hearing. To the maximum extent permitted by applicable law, Borrower and each other Credit Party executing this Agreement waives all claims, damages, and demands against Lender, its Affiliates, agents, and the officers and employees of any of them arising out of the repossession, retention or sale of any Collateral except such as are determined in a final judgment by a court of competent jurisdiction to have arisen solely out of the

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gross negligence or willful misconduct of such Person. Borrower and each other Credit Party executing this Agreement agrees that ten (10) days’ prior notice by Lender to such Credit Party of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Borrower and each other Credit Party shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled.

(d)

Lender’s rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that Lender may have under any Loan Document or at law or in equity. Recourse to the Collateral shall not be required. All provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited, to the extent necessary, so that they do not render this Agreement invalid or unenforceable, in whole or in part.

7.3

Waivers by Credit Parties. Except as otherwise provided for in this Agreement and to the fullest extent permitted by applicable law, Borrower and each other Credit Party executing this Agreement waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, the Notes or any other notes, commercial paper, Accounts, Contracts, Documents, Instruments, Chattel Paper and guaranties at any time held by Lender on which such Credit Party may in any way be liable, and hereby ratifies and confirms whatever Lender may do in this regard; (b) all rights to notice and a hearing prior to Lender’s taking possession or control of, or to Lender’s replevy, attachment or levy upon, any Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Borrower and each other Credit Party executing this Agreement acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the other Loan Documents and the transactions evidenced hereby and thereby.

7.4

Proceeds. The Proceeds of any sale, disposition or other realization upon any Collateral shall be applied by Lender upon receipt to the Obligations in such order as Lender may deem advisable in its sole discretion, and after the indefeasible payment and satisfaction in full in cash of all of the Obligations, and after the payment by Lender of any other amount required by any provision of law, including Sections 9-608(a)(1) and 9-615(a)(3) of the Code (but only after Lender has received what Lender considers reasonable proof of a subordinate party’s security interest), the surplus, if any, shall be paid to Borrower or its representatives or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

8.

SUCCESSORS AND ASSIGNS

Each Loan Document shall be binding on and shall inure to the benefit of Borrower and each other Credit Party executing such Loan Document, Lender, and their respective successors and assigns, except as otherwise provided herein or therein. Neither Borrower nor any other Credit Party may assign, transfer, hypothecate, delegate or otherwise convey its rights, benefits, obligations or duties under any Loan Document without the prior express written consent of Lender. Any such purported conveyance by Borrower or such Credit Party without the prior express written consent of Lender

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shall be void. There shall be no third party beneficiaries of any of the terms and provisions of any of the Loan Documents. Lender reserves the right at any time to create and sell participations in the Loans and the Loan Documents and to sell, transfer or assign any or all of its rights in the Loans and under the Loan Documents.

9.

MISCELLANEOUS

9.1

Complete Agreement; Modification of Agreement. This Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied). No Loan Document may be modified, altered or amended except by a written agreement signed by Lender, and each other Credit Party a party to such Loan Document. Borrower and each other Credit Party executing this Agreement or any other Loan Document shall have all duties and obligations under this Agreement and such other Loan Documents from the date of its execution and delivery, regardless of whether the initial Loan has been funded at that time. This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to Lender and the other parties, and are the products of all parties. Accordingly, this Agreement and the other Loan Documents shall not be construed against Lender merely because of Lender’s involvement in their preparation.

9.2

Expenses. Borrower agrees to pay or reimburse Lender for all costs and expenses (including the fees and expenses of all counsel, advisors, consultants (including environmental and management consultants) and auditors retained in connection therewith), incurred in connection with: (a) the preparation, negotiation, execution, delivery, performance and enforcement of the Loan Documents and the preservation of any rights thereunder; (b) collection including deficiency collections; (c) the forwarding to Borrower or any other Person on behalf of Borrower by Lender of the proceeds of any Loan (including a wire transfer fee of $35 per wire transfer); (d) any amendment, waiver or other modification or waiver of, or consent with respect to any Loan Document or advice in connection with the administration of the Loans or the rights thereunder; (e) any litigation, dispute, suit, proceeding or action (whether instituted by or between any combination of Lender, Borrower or any other Person), and an appeal or review thereof, in any way relating to the Collateral, any Loan Document, or any action taken or any other agreements to be executed or delivered in connection therewith, whether as a party, witness or otherwise; and (f) any effort (i) to monitor the Loans, (ii) to evaluate, observe or assess Borrower or any other Credit Party or the affairs of such Person, and (iii) to verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral.

9.3

No Waiver. Neither Lender’s failure, at any time, to require strict performance by Borrower or any other Credit Party of any provision of any Loan Document, nor Lender’s failure to exercise, nor any delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof or waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Any suspension or waiver of a Default or other provision under the Loan Documents shall not suspend, waive or affect any other Default or other provision under any Loan Document, and shall not be construed as a bar to any right or remedy that Lender would otherwise have had on any future

25

occasion. None of the undertakings, indemnities, agreements, warranties, covenants and representations of Borrower or any other Credit Party to Lender contained in any Loan Document and no Default by Borrower or any other Credit Party under any Loan Document shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing signed by an officer or other authorized employee of Lender and directed to Borrower specifying such suspension or waiver (and then such waiver shall be effective only to the extent therein expressly set forth), and Lender shall not, by any act (other than execution of a formal written waiver), delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder.

9.4

Severability; Section Titles. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of any Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of such Loan Document. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under the Loan Documents shall in any way affect or impair the Obligations, duties, covenants, representations and warranties, indemnities, and liabilities of Borrower or any other Credit Party or the rights of Lender relating to any unpaid Obligation, (due or not due, liquidated, contingent or unliquidated), or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Commitment Termination Date, all of which shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that all indemnity obligations of the Credit Parties under the Loan Documents shall survive the Termination Date. The Section titles contained in any Loan Document are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties thereto.

9.5

Authorized Signature. Until Lender shall be notified in writing by Borrower or any other Credit Party to the contrary, the signature upon any document or instrument delivered pursuant hereto and believed by Lender or any of Lender’s officers, agents, or employees to be that of an officer of Borrower or such other Credit Party shall bind Borrower and such other Credit Party and be deemed to be the act of Borrower or such other Credit Party affixed pursuant to and in accordance with resolutions duly adopted by Borrower’s or such other Credit Party’s Board of Directors, and Lender shall be entitled to assume the authority of each signature and authority of the person whose signature it is or appears to be unless the person acting in reliance thereon shall have actual knowledge to the contrary.

9.6

Notices. Except as otherwise provided herein, whenever any notice, demand, request or other communication shall or may be given to or served upon any party by any other party, or whenever any party desires to give or serve upon any other party any communication with respect to this Agreement, each such communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States

26

Mail as otherwise provided in this Section 9.6), (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when hand-delivered, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Schedule B or to such other address (or facsimile number) as may be substituted by notice given as herein provided. Failure or delay in delivering copies of any such communication to any Person (other than Borrower or Lender) designated in Schedule B to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request or other communication.

9.7

Counterparts. Any Loan Document may be authenticated in any number of separate counterparts by any one or more of the parties thereto, and all of said counterparts taken together shall constitute one and the same instrument. Any Loan Document may be authenticated by manual signature, facsimile or, if approved in writing by Lender, electronic means, all of which shall be equally valid.

9.8

Time of the Essence. Time is of the essence for performance of the Obligations under the Loan Documents.

9.9

GOVERNING LAW. THE LOAN DOCUMENTS AND THE OBLIGATIONS ARISING UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

9.10

SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. (A) BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND SUCH CREDIT PARTY AND LENDER PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER, BORROWER AND SUCH CREDIT PARTY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER AND SUCH CREDIT PARTY HEREBY WAIVE ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. BORROWER AND EACH OTHER CREDIT PARTY EXECUTING THIS AGREEMENT HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREE THAT SERVICE OF

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SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER OR SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN SCHEDULE B OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER’S OR SUCH CREDIT PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(B)

THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LENDER, BORROWER AND ANY CREDIT PARTY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

9.11

USA Patriot Act Notice. The Lender hereby notifies the Borrower and each other Credit Party that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), it is required to obtain, verify and record information that identifies the Borrower and each other Credit Party, which information includes the name and address of the Borrower and each other Credit Party and other information that will allow the Lender to identify the Borrower and each other Credit Party in accordance therewith.

9.12

Press Releases. Neither any Credit Party nor any of its Affiliates will in the future issue any press release or other public disclosure (other than registration statements, periodic or current reports filed with the SEC or reports provided by Parent to stockholders) using the name of Lender, Imperium Master Fund, Ltd. or any of their affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business Days’ prior notice to Lender and without the prior written consent of Lender, unless (and only to the extent that) such Credit Party or Affiliate is required to do so under any Requirements of Law or pursuant to any Stock listing requirement of the public stock exchange on which Parent’s Stock is traded and then, in any such event, such Credit Party or Affiliate will consult with Lender before issuing such press release.

9.13

Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be returned or restored by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or any other Credit Party, or otherwise, all as though such payments had not been made.

[SIGNATURE PAGE FOLLOWS]

28

IN WITNESS WHEREOF, this Loan and Security Agreement has been duly executed as of the date first written above.

COVER-ALL SYSTEMS, INC., as Borrower

By:________________________________________________

Name:_____________________________________________

Title:_______________________________________________

COVER-ALL TECHNOLOGIES INC., as a Credit Party

By:________________________________________________

Name:_____________________________________________

Title:_______________________________________________

[SIGNATURES CONTINUED ON NEXT PAGE]

LSA Sig Page

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

IMPERIUM COMMERCIAL FINANCE MASTER
FUND LP, as Lender

By:________________________________________________

Name:_____________________________________________

Title:_______________________________________________

LSA Sig Page

SCHEDULE A - DEFINITIONS

Capitalized terms used in this Agreement and the other Loan Documents shall have (unless otherwise provided elsewhere in this Agreement or in the other Loan Documents) the following respective meanings:

“Account Debtor” shall mean any Person who is or may become obligated with respect to, or on account of, an Account, Chattel Paper or General Intangible (including a Payment Intangible).

“Accounts” means all “accounts,” as such term is defined in the Code, now owned or hereafter acquired by any Person, including: (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations which may be characterized as an account or contract right under the Code); (b) all of such Person’s rights in, to and under all purchase orders or receipts for goods or services; (c) all of such Person’s rights to any goods represented by any of the foregoing (including unpaid sellers’ rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (d) all rights to payment due to such Person for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person); (e) all health care insurance receivables; and (f) all collateral security of any kind given by any Account Debtor or any other Person with respect to any of the foregoing.

“Accounts Payable Analysis” means a certificate in the form of Exhibit D

“Accounts Receivable Roll Forward Analysis” means a certificate in the form of Exhibit E.

“Affiliate” means, with respect to any Person: (a) each other Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, ten percent (10%) or more of the Stock having ordinary voting power for the election of directors of such Person, except that, solely for purposes of Section 3.7 and Section 3.20 of the Agreement, the applicable percentage shall be fifty percent (50%) or more of such Stock (instead of ten percent (10%) or more of such Stock); (b) each other Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person; or (c) each of such Person’s officers, directors, joint venturers and partners. For the purpose of this definition, “control” of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Agreement including all appendices, exhibits or schedules attached or otherwise identified thereto, restatements and modifications and supplements thereto, and any appendices, exhibits or schedules to any of the foregoing, each as effect at the time such reference becomes operative; provided, that except as specifically set forth in this Agreement, any reference to

Sch A-1

the Disclosure Schedules to this Agreement shall be deemed a reference to the Disclosure Schedules as in effect on the Closing Date or in a written amendment thereto executed by Borrower and Lender.

“Blocked Account” and “Blocked Account Agreement” have the meanings assigned to such terms in Schedule D.

“Books and Records” means all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities and any and all records and instruments relating to the Collateral or Borrower’s business.

“Borrower” means the Person identified as such in the preamble of this Agreement.

“Borrowing Availability” means, at any time, the lesser of (a) the Maximum Revolver Amount or (b) the Borrowing Base, in each case less reserves established by Lender from time to time.

“Borrowing Base” means at any time an amount equal to eighty (80%) percent of the value (as determined by Lender) of Borrower’s Eligible Accounts; provided that Lender shall have the right to reduce the foregoing percentage by one percentage point for each percentage point that the average dilution of Borrower’s Accounts at any time exceeds three (3%) percent.

“Borrowing Base Certificate” means a certificate in the form of Exhibit C.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Capital Expenditures” means all payments or accruals (including Capital Lease Obligations) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP.

“Capital Lease” means, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise would be disclosed as such in a note to such balance sheet, other than, in the case of Borrower, any such lease under which Borrower is the lessor.

“Capital Lease Obligation” means, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

“Cash Dominion Event” shall mean either (a) an Event of Default shall exist or have occurred and be continuing or (ii) the receipt by Lender of written notice from Borrower requesting Revolving Credit Advances under this Agreement.

Sch A-2

“Change of Control” means, with respect to any Person on or after the Closing Date, that any change in the composition of such Person’s stockholders as of the Closing Date shall occur which would result in any stockholder or group acquiring 49.9% or more of any class of Stock of such Person, or that any Person (or group of Persons acting in concert) shall otherwise acquire, directly or indirectly (including through Affiliates), the power to elect a majority of the Board of Directors of such Person or otherwise direct the management or affairs of such Person by obtaining proxies, entering into voting agreements or trusts, acquiring securities or otherwise.

“Charges” means all Federal, state, county, city, municipal, local, foreign or other governmental taxes (including taxes owed to PBGC at the time due and payable), levies, customs or other duties, assessments, charges, liens, and all additional charges, interest, penalties, expenses, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of any Credit Party, (d) the ownership or use of any assets by any Credit Party, or (e) any other aspect of any Credit Party’s business.

“Chattel Paper” means all “chattel paper,” as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Person.

“Closing Date” means the Business Day on which the conditions precedent set forth in Section 2 have been satisfied or specifically waived in writing by Lender, and the initial Loan has been made.

“Closing Fee” has the meaning assigned to it in Schedule E.

“Code” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender’s Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern.

“Collateral” has the meaning assigned to it in Section 6.1.

“Collection Account” means that certain account of Lender, account number 80001290981 in the name of Imperium Commercial Finance Master Fund LP at First Republic Bank, 1230 Avenue of the Americas, New York, NY 10020, ABA No. 321081669, or such other account as may be specified in writing by Lender as the “Collection Account”.

“Commitment Termination Date” means the earliest of (a) the Stated Expiry Date, (b) the date Lender’s obligation to advance funds is terminated pursuant to Section 7.2, and (c) the date of indefeasible prepayment in full by Borrower of the Obligations in accordance with the provisions of Section 1.2(c).

Sch A-3

“Contracts” means all the contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Person may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

“Contractual Obligation” means as to any Person, any provision of any security issued by such Person or of any agreement, instrument, or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control Notice” shall mean a written notice delivered by Lender pursuant to a “control” or other agreements instructing the depository bank to comply with instructions originated by Lender with respect to the Blocked Account that is covered thereby without further consent of Credit Parties.

“Copyright License” means rights under any written agreement now owned or hereafter acquired by any Person granting the right to use any Copyright or Copyright registration.

“Copyrights” shall mean all of the following now owned or hereafter adopted or acquired by any Person: (a) all copyrights in any original work of authorship fixed in any tangible medium of expression, now known or later developed, all registrations and applications for registration of any such copyrights in the United States or any other country, including registrations, recordings and applications, and supplemental registrations, recordings, and applications in the United States Copyright Office; and (b) all Proceeds of the foregoing, including license royalties and proceeds of infringement suits, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all renewals and extensions thereof.

“Corporate Credit Party” means any Credit Party that is a corporation, partnership or limited liability company.

“Credit Party” means Borrower, Parent and each other Person (other than Lender) that is or may become a party to this Agreement or any other Loan Document.

“Customer” shall mean and include the account debtor with respect to any Account and/or the prospective purchaser of goods, services or both with respect to any contract or Contract Right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Credit Party, pursuant to which such Credit Party is to deliver any personal property or perform any services.

“Default” means any Event of Default or any event that, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

“Default Rate” has the meaning assigned to it in Section 1.5(c).

“Deposit Accounts” means all “deposit accounts” as such term is defined in the Code, now or hereafter held in the name of any Person.

Sch A-4

“Documents” means all “documents,” as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.

“EBITDA” means, for any period, the Net Income (Loss) of Borrower and its Subsidiaries on a consolidated basis for such period, plus interest expense, income tax expense, amortization expense, depreciation expense and extraordinary losses and minus extraordinary gains, in each case, of Borrower and its Subsidiaries on a consolidated basis for such period determined in accordance with GAAP to the extent included in the determination of such Net Income (Loss).

“Eligible Accounts” means as at the date of determination, all Accounts of the Borrower except any Account:

(a)

that does not arise from the sale of goods or the performance of services by Borrower in the ordinary course of Borrower’s business;

(b)

upon which (i) Borrower’s right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

(c)

against which any defense, counterclaim or setoff, whether well-founded or otherwise, is asserted or which is a “contra” Account;

(d)

that is not a true and correct statement of a bona fide indebtedness incurred in the amount of the Account for merchandise sold or services performed and accepted by the Account Debtor obligated upon such Account;

(e)

with respect to which an invoice, reasonably acceptable to Lender in form and substance, has not been sent;

(f)

that is not owned by Borrower or is subject to any right, claim, or interest of another Person, other than the Lien in favor of Lender;

(g)

that arises from a sale to or performance of services for an employee, Affiliate, Subsidiary or Stockholder of Borrower or any other Credit Party, or an entity which has common officers or directors with Borrower or any other Credit Party;

(h)

that is the obligation of an Account Debtor that is the Federal (or local) government or a political subdivision thereof, unless Lender has agreed to the contrary in writing and Borrower has complied with the Federal Assignment of Claims Act of 1940 (or the state equivalent thereof, if any) with respect to such obligation;

(i)

that is the obligation of an Account Debtor located in a foreign country unless such Account is supported by a letter of credit in which Lender has a first priority perfected security interest by control (as contemplated by the Code) or credit insurance acceptable to Lender (and naming Lender as loss payee);

Sch A-5

(j)

that is the obligation of an Account Debtor to whom Borrower is or may become liable for goods sold or services rendered by the Account Debtor to Borrower, to the extent of Borrower’s liability to such Account Debtor, other than Accounts owing by AIG and Chartis Insurance, to the extent of Borrower’s liability to AIG and Chartis for corporate insurance policy premiums, provided that such insurance premium liability is at no time past due;

(k)

that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional;

(l)

that is an obligation for which the total unpaid Accounts of (i) a Designated Account Debtor (as defined below) exceed sixty (60%) of the aggregate of all Accounts, and (ii) an Account Debtor that is not a Designated Account Debtor exceed twenty-five (25%) of the aggregate of all Accounts, in the case of both the immediately preceding clauses (i) and (ii), to the extent of such excess. For the purposes hereof, “Designated Account Debtor” shall mean and include each of the following Account Debtors: Alternative Insurance Xchange; Employers General Insurance Group, Inc.; Lexington Insurance Company; Multinational Insurance Company; Old Republic General Insurance Group, Inc.; Secura Insurance Company; Universal Insurance Group, Inc.; Hallmark General Agency, Inc.;

(m)

that is not paid within sixty (60) days from its due date or ninety (90) days from its invoice date or that are Accounts of an Account Debtor if fifty (50%) percent or more of the Accounts owing from such Account Debtor remain unpaid within such time periods;

(n)

is an obligation of an Account Debtor that has suspended business, made a general assignment for the benefit of creditors, is unable to pay its debts as they become due or as to which a petition has been filed (voluntary or involuntary) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors;

(o)

that arises from any bill-and-hold or other sale of goods which remain in Borrower’s possession or under Borrower’s control;

(p)

as to which Lender’s interest therein is not a first priority perfected security interest;

(q)

to the extent that such Account exceeds any credit limit which may at any time be established by Lender in Lender’s good faith credit judgment;

(r)

as to which any of Borrower’s representations or warranties pertaining to Accounts are untrue;

(s)

that represents interest payments, late or finance charges, or service charges owing to Borrower; or

(t)

that is not otherwise acceptable in the good faith discretion of Lender, provided, that Lender shall have the right to create and adjust eligibility standards and related reserves from time to time in its good faith credit judgment.

Sch A-6

“Environmental Laws” means all Federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation).

“Environmental Liabilities” means all liabilities, obligations, responsibilities, remedial actions, removal costs, losses, damages of whatever nature, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand of whatever nature by any Person and which relate to any health or safety condition regulated under any Environmental Law, environmental permits or in connection with any Release, threatened Release, or the presence of a Hazardous Material.

“Equipment” means all “equipment” as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of every kind and description that may be now or hereafter used in such Person’s operations or which are owned by such Person or in which such Person may have an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor.

“ERISA” means the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Credit Party, is treated as a single employer under Section 414(b), (c), (m) or (o) of the IRC, or, solely for the purposes of Section 302 of ERISA and Section 412 of the IRC, is treated as a single employer under Section 414 of the IRC.

“ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the IRC or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(b) of the IRC or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Credit Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Credit Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or to appoint a trustee to administer any Plan; (f) the incurrence by any Credit Party or any ERISA Affiliate of any liability with respect to any withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Credit Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Credit Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

Sch A-7

“Event of Default” has the meaning assigned to it in Section 7.1.

“FATCA” means Sections 1471 through 1474 of the IRC and any regulations or official interpretations thereof (including any Revenue Ruling, Revenue Procedure, Notice or similar guidance issued by the U.S. Internal Revenue Service thereunder as a precondition to relief or exemption from taxes under such provisions).

“Fees” means the fees due to Lender as set forth in Schedule E.

“Financial Statements” means (a) the consolidated income statement, balance sheet and statement of cash flows of Parent and its Subsidiaries (including Borrower), internally prepared for each Fiscal Quarter , and, in the case of each Fiscal Year, audited and prepared in accordance with GAAP (except for, in the case of any interim quarterly financial statements, the absence of notes and normal year-end adjustments), and (b) in the case of each Fiscal Month, the monthly management reports for such Fiscal Month that are delivered in accordance with Section 4.1(b) of the Agreement.

“Fiscal Month” means any of the monthly accounting periods of Borrower.

“Fiscal Quarter” means any of the quarterly accounting periods of Borrower.

“Fiscal Year” means the 12 month period of Borrower ending December 31 of each year. Subsequent changes of the fiscal year of Borrower shall not change the term “Fiscal Year” unless Lender shall consent in writing to such change.

“Fixtures” means all “fixtures” as such term is defined in the Code, now owned or hereafter acquired by any Person.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied.

“General Intangibles” means all “general intangibles,” as such term is defined in the Code, now owned or hereafter acquired by any Person, including all right, title and interest that such Person may now or hereafter have in or under any Contract, all Payment Intangibles, customer lists, Licenses, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including the Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, and rights of indemnification.

“Goods” means all “goods,” as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including embedded software to the extent included in

Sch A-8

“goods” as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

“Goodwill” means all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter acquired by any Person.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guaranteed Indebtedness” means, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation (“primary obligations”) of any other Person (the “primary obligor”) in any manner, including any obligation or arrangement of such guaranteeing Person (whether or not contingent): (a) to purchase or repurchase any such primary obligation; (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

“Guarantor” means each Person that executes a guaranty or a support, put or other similar agreement in favor of Lender in connection with the transactions contemplated by this Agreement.

“Guaranty” means any agreement to perform all or any portion of the Obligations on behalf of Borrower or any other Credit Party, in favor of, and in form and substance satisfactory to, Lender, together with all amendments, modifications and supplements thereto, and shall refer to such Guaranty as the same may be in effect at the time such reference becomes operative.

“Hazardous Material” means any substance, material or waste that is regulated by or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance that is (a) defined as a “solid waste,” “hazardous waste,” “hazardous material,” “hazardous substance,” “extremely hazardous waste,” “restricted hazardous waste,” “pollutant,” “contaminant,” “hazardous constituent,” “special waste,” “toxic substance” or other similar term or phrase under any Environmental Laws, (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB’s), or any radioactive substance.

“Hazardous Waste” has the meaning ascribed to such term in the Resource Conservation and Recovery Act (42 U.S.C. §§ 6901 et. seq.).

“Indebtedness” of any Person means: (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers’ acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business and not more than forty-five (45 days) past due; (b) all obligations evidenced by notes,

Sch A-9

bonds, debentures or similar instruments; (c) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (d) all Capital Lease Obligations; (e) all Guaranteed Indebtedness; (f) all Indebtedness referred to in clauses (a), (b), (c), (d) or (e) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (g) the Obligations; and (h) all liabilities under Title IV of ERISA.

“Indemnified Liabilities” and “Indemnified Person” have the respective meanings assigned to them in Section 1.11.

“Instruments” means all “instruments,” as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all certificated securities and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

“Intellectual Property” means any and all Licenses, Patents, Copyrights, Trademarks, trade secrets and customer lists.

“Inventory” means all “inventory,” as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located, including all inventory, merchandise, goods and other personal property that are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process, finished goods, returned goods or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Person’s business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

“Investment Property” means all “investment property,” as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located.

“IRC” and “IRS” mean respectively, the Internal Revenue Code of 1986 and the Internal Revenue Service, and any successors thereto.

“Lender” means Imperium Commercial Finance Master Fund LP and, if at any time Lender shall decide to assign or syndicate all or any of the Obligations, such term shall include such assignee or such other members of the syndicate.

“Letter-of-Credit Rights” means “letter-of-credit rights” as such term is defined in the Code, now owned or hereafter acquired by any Person, including rights to payment or performance under a letter of credit, whether or not such Person, as beneficiary, has demanded or is entitled to demand payment or performance.

Sch A-10

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by any Person.

“Lien” means any mortgage, security deed or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

“Litigation” means any claim, lawsuit, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority.

“Loan Documents” means this Agreement, the Notes, the Financial Statements, each Guaranty, the Power of Attorney, the Blocked Account Agreements, the Parent Pledge Agreement, and the other documents and instruments listed in Schedule F, and all security agreements, mortgages and all other documents, instruments, certificates, and notices at any time delivered by any Person (other than Lender) in connection with any of the foregoing.

“Loans” means the Revolving Credit Loan and the Term Loan.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, financial or other condition of Parent, Borrower and any other Credit Party, taken as a whole, (b) Borrower’s or any other Credit Party’s ability to pay or perform the Obligations under the Loan Documents to which such Credit Party is a party substantially in accordance with the terms thereof, (c) the Collateral or Lender’s Liens on the Collateral or the priority of any such Lien, or (d) Lender’s rights and remedies under this Agreement and the other Loan Documents.

“Maximum Amount” means $2,250,000.

“Maximum Revolver Amount” means $250,000.

“Minimum Actionable Amount” means $100,000.

“Multiemployer Plan” means a “multiemployer plan,” as defined in Section 4001(a) (3) of ERISA, to which Borrower, any other Credit Party or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

“Net Borrowing Availability” means at any time the Borrowing Availability less the Revolving Credit Loan.

“Net Income (Loss)” means with respect to any Person and for any period, the aggregate net income (or loss) after taxes of such Person for such period, determined in accordance with GAAP.

“Notes” means the Revolving Credit Note and the Term Note.

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“Notice of Revolving Credit Advance” has the meaning assigned to it in Section 1.1(b).

“Obligations” means all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower and any other Credit Party to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between Borrower, such Credit Party and Lender, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Fees, Charges, expenses, attorneys’ fees and any other sum chargeable to Borrower under any of the Loan Documents, and all principal and interest due in respect of the Loans and all obligations and liabilities of any Guarantor under any Guaranty.

“Overadvance” shall have the meaning set forth in Section 1.2(b) of this Agreement.

“Parent” shall mean Cover-All Technologies Inc., a Delaware corporation.

“Parent Pledge Agreement” shall mean the Pledge and Security Agreement executed by Parent in favor of Lender as of the Closing Date, as amended, modified, supplemented, renewed, restated or replaced.

“Patent License” means rights under any written agreement now owned or hereafter acquired by any Person granting any right with respect to any invention on which a Patent is in existence.

“Patents” means all of the following in which any Person now holds or hereafter acquires any interest: uu. all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country; and vv. all reissues, continuations, continuations-in-part or extensions thereof.

“Payment Default” shall mean the occurrence of an Event of Default under Section 7.1(a) of this Agreement.

“Payment Intangibles” means all “payment intangibles” as such term is defined in the Code, now owned or hereafter acquired by any Person.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Permitted Encumbrances” means the following encumbrances: (a) Liens for taxes or assessments or other governmental Charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of Section 3.10; (b) pledges or deposits securing obligations under worker’s compensation, unemployment insurance, social security or public liability

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laws or similar legislation; (c) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Credit Party is a party as lessee made in the ordinary course of business; (d) deposits securing public or statutory obligations of any Credit Party; (e) inchoate and unperfected workers’, mechanics’, or similar liens arising in the ordinary course of business so long as such Liens attach only to Equipment, fixtures or real estate; (f) carriers’, warehousemen’s’, suppliers’ or other similar possessory liens arising in the ordinary course of business and securing indebtedness not yet due and payable in an outstanding aggregate amount not in excess of $25,000 at any time so long as such Liens attach only to Inventory; (g) deposits of money securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Credit Party is a party; (h) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real estate; (i) Purchase Money Liens securing Purchase Money Indebtedness (or rent) to the extent permitted under Section 5(b)(vi); (j) Liens in existence on the Closing Date as disclosed on Disclosure Schedule 5(e) provided that no such Lien is spread to cover additional property after the Closing Date and the amount of Indebtedness secured thereby is not increased; and (k) Liens in favor of Lender securing the Obligations.

“Person” means any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person’s successors and assigns.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the IRC or Section 302 of ERISA, and in respect of which any Credit Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Proceeds” means “proceeds,” as such term is defined in the Code and, in any event, shall include: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower or any other Credit Party from time to time with respect to any Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to Borrower or any other Credit Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (c) any claim of Borrower or any other Credit Party against third parties (i) for past, present or future infringement of any Intellectual Property or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (d) any recoveries by Borrower or any other Credit Party against third parties with respect to any litigation or dispute concerning any Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock; and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

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“Projections” means, as of any date, a business plan for Parent and its Subsidiaries, including Borrower, for each Fiscal Year following the Closing Date which contains substantially the same information and is prepared in substantially the same format as the business plan which was delivered by Borrower to Lender prior to the Closing Date or in such revised format as may be agreed to between Credit Parties and Lender subsequent to the Closing Date.

“Purchase Money Indebtedness” means (a) any Indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, (b) any Indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (c) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

“Purchase Money Lien” means any Lien upon any fixed assets which secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money Indebtedness.

“Real Property” has the meaning assigned to it in Section 3.15.

“Release” means as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials in the indoor or outdoor environment by such Person, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property.

“Requirement of Law” means as to any Person, the Certificate or Articles of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Restricted Payment” means: (a) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets on or in respect of Borrower’s or any other Credit Party’s Stock; (b) any payment or distribution made in respect of any subordinated Indebtedness of Borrower or any other Credit Party in violation of any subordination or other agreement made in favor of Lender; (c) any payment on account of the purchase, redemption, defeasance or other retirement of Borrower’s or any other Credit Party’s Stock or Indebtedness or any other payment or distribution made in respect of any thereof, either directly or indirectly; other than (i) that arising under this Agreement or (ii) interest and principal, when due without acceleration or modification of the amortization as in effect on the Closing Date, under Indebtedness (not including subordinated Indebtedness, payments of which shall be permitted only in accordance with the terms of the relevant subordination agreement made in favor of Lender) described in Disclosure Schedule (5(b)) or otherwise permitted under Section 5(b)(vi); or (d) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person which is not expressly and specifically permitted in this Agreement; provided, that no payment to Lender shall constitute a Restricted Payment.

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“Revolving Credit Advance” has the meaning assigned to it in Section 1.1(a).

“Revolving Credit Loan” means at any time the aggregate amount of Revolving Credit Advances then outstanding.

“Revolving Credit Note” means the promissory note of Borrower dated the Closing Date, substantially in the form of Exhibit F.

“Revolving Credit Rate” has the meaning assigned to it in Section 1.5(a).

“Revolving Loan Commencement Date” shall mean, so long as no Default or Event of Default exists and is continuing, the first (1st) Business Day after the Revolving Loan Conditions Precedent are satisfied.

“Revolving Loan Conditions Precedent” shall mean the receipt by Lender of a written request by Borrower for Lender to provide Borrower with Revolving Credit Advances under this Agreement and, if Lender has not previously delivered a Control Notice, the delivery by Lender of a Control Notice to each bank or other institution where any Blocked Account is maintained.

“SEC” shall mean the United States Securities and Exchange Commission.

“Software” means all “software” as such term is defined in the Code, now owned or hereafter acquired by any Person, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Stated Expiry Date” means September 10, 2015.

“Stock” means all certificated and uncertificated shares, options, warrants, membership interests, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

“Stockholder” means each holder of Stock of Borrower or any other Credit Party.

“Subsidiary” means, with respect to any Person, (a) any corporation of which an aggregate of more than fifty (50%) of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of fifty (50%) or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person or one or more Subsidiaries of such Person has an equity interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty (50%) or of which any

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such Person is a general partner or manager or may exercise the powers of a general partner or manager.

“Supporting Obligations” means all “supporting obligations” as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

“Taxes” means taxes, levies, imposts, deductions, Charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Lender.

“Term Loan” means the loan in the amount specified in and evidenced by the Term Note, and made to Borrower under the terms of this Agreement, and any renewals, extensions, revisions, modifications or replacements therefor or thereof.

“Term Loan Rate” has the meaning assigned to it in Section 1.5(a).

“Term Note” means the promissory note of Borrower dated the Closing Date, substantially in the form of Exhibit G.

“Termination Date” means the date on which all Obligations under this Agreement are indefeasibly paid in full, in cash and Borrower shall have no further right to borrow any moneys or obtain other credit extensions or financial accommodations under this Agreement.

“Trademark License” means rights under any written agreement now owned or hereafter acquired by any Person granting any right to use any Trademark or Trademark registration.

“Trademarks” means all of the following now owned or hereafter adopted or acquired by any Person: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered) all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

“Unused Line Fee” has the meaning assigned to it in Schedule E.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Any accounting term used in this Agreement or the other Loan Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed, unless otherwise specifically provided therein, in accordance with GAAP consistently applied; provided, that all financial covenants and calculations in the Loan Documents shall be made in accordance with GAAP as in effect on the

Sch A-16

Closing Date unless Borrower and Lender shall otherwise specifically agree in writing. That certain items or computations are explicitly modified by the phrase “in accordance with GAAP” shall in no way be construed to limit the foregoing. All other undefined terms contained in this Agreement or the other Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code. The words “herein,” “hereof” and “hereunder” or other words of similar import refer to this Agreement as a whole, including the exhibits and schedules thereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

For purposes of this Agreement and the other Loan Documents, the following additional rules of construction shall apply, unless specifically indicated to the contrary: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural; (b) the term “or” is not exclusive; (c) the term “including” (or any form thereof) shall not be limiting or exclusive; (d) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; and (e) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

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SCHEDULE B

LENDER’S AND BORROWER’S ADDRESS FOR NOTICES

Lender’s Address

IMPERIUM COMMERCIAL FINANCE MASTER FUND LP

c/o Imperium Advisers, LLC

515 Madison Avenue, 24th Floor

New York, NY 10022

Attn: Mr. William Steward

Facsimile: (212) 433-1361

Borrower’s Address

COVER-ALL SYSTEMS, INC.

c/o Cover-All Technologies, Inc.

55 Lane Road

Fairfield, NJ 07004

Attn: Mr. John W. Roblin

Facsimile: (973) 461 5255

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SCHEDULE C

[INTENTIONALLY OMITTED]

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SCHEDULE D - CASH MANAGEMENT

Borrower agrees to establish, and to maintain, until the Termination Date, the cash management system described below:

1.

Commencing on the Closing Date and until the Termination Date, Borrower shall cause to be deposited directly all cash, checks, notes, drafts or other similar items relating to or constituting proceeds of or payments made in respect of any and all Collateral into lock boxes or lock box accounts in such Credit Party’s or Lender’s name (collectively, the “Blocked Accounts”) set forth in paragraph 1 of Attachment I hereto. As of the Closing Date and at all times thereafter, all proceeds of Collateral and all other cash and cash equivalents of Borrower shall at all times be deposited by Borrower in the Blocked Accounts, and Borrower shall (as agent and trustee for the Lender) cause each of its Customers and all other applicable Persons to at all times send payments on all Accounts and other Collateral of Borrower into the Blocked Accounts. If, for any reason any Customer makes payments on any Account or other Collateral directly to Borrower, Borrower shall collect (as agent and trustee for the Lender) all such amounts and immediately pay all such amounts into a Blocked Account; provided, however, that, until such payment into a Blocked Account, all moneys so received will be held upon trust for and promptly remitted to the Lender. Borrower shall instruct all of its Customers to make all payments into a Blocked Account. All of the Blocked Accounts shall be governed by “control” or other agreements in form and substance acceptable to Lender satisfactory to, among other things, establish Lender’s perfection and rights in such Blocked Accounts or other accounts under the UCC and other applicable law (the “Blocked Accounts Agreement”). All invoices for sales of Inventory or services by Borrower shall contain the address of the Blocked Accounts as the address for remittance of payment. The “control” agreements covering the Blocked Accounts shall provide that (a) after delivery of a Control Notice (which may be delivered by Lender upon the occurrence and during the continuance of a Cash Dominion Event), (i) such bank or other institution shall comply with the instructions given by Lender with respect to such Blocked Accounts and funds therein without further consent by Borrower and (ii) all amounts in such Blocked Accounts shall be transferred on a daily basis by such bank or other institution to the Collection Account or such other account as may be designated by Lender, and (b) such bank or other institution shall waive any offset rights against the funds so deposited into such Blocked Accounts, subject to exceptions to such waiver of offset rights as shall be acceptable to Lender. The “control” agreements covering the Blocked Accounts constituting Cash Receipt Accounts shall provide that all amounts in such Cash Receipt Accounts shall be transferred on a daily basis by such bank or other institution to an Operating Account subject to a “control” agreement or, during any Cash Dominion Event, to the Collection Account or such other account as may be designated by Lender (it being understood and agreed that, during any Cash Dominion Event, (A) Borrower will have no further access to the Blocked Accounts that are subject to such “control” agreements, and (B) Borrower will cooperate with Lender in amending or otherwise modifying any “control” agreement in order to effectuate the foregoing). Lender does not assume any responsibility for any Blocked Account arrangement, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Alternatively, upon the occurrence and during the continuance of a Cash Dominion Event, Lender may establish depository accounts (collectively, the “Depository Accounts”) in the name of Lender at a bank or banks for the deposit of such funds and Borrower shall

Sch D-1

deposit all proceeds of Collateral or cause same to be deposited, in kind, in such Depository Accounts of Lender in lieu of depositing same to the Blocked Accounts.

2.

On the Closing Date, the lock box and blocked account arrangements shall immediately become operative at the banks at which the Blocked Accounts are maintained. From and after the Revolving Loan Commencement Date, amounts outstanding under the Revolving Credit Loan (for purposes of the Borrowing Availability) shall be reduced through daily sweeps, by wire transfer, of the Blocked Accounts into the Collection Account. After delivery of a Control Notice , Borrower acknowledges that it shall have no right to gain access to any of the moneys in the Blocked Accounts until after the Termination Date.

5.

Borrower may maintain, in its name, accounts (the “Disbursement Accounts ”) at a bank or banks acceptable to Lender into which Lender shall, from time to time, deposit proceeds of the Term Loan and Revolving Credit Advances made pursuant to Section 1.1 for use solely in accordance with the provisions of Section 1.3. All of the Disbursement Accounts as of the Closing Date are listed in paragraph 2 of Attachment I hereto. All of the Disbursement Accounts shall be governed by “control” or other agreements in form and substance acceptable to Lender satisfactory to, among other things, establish Lender’s perfection and rights in such Blocked Accounts or other accounts under the UCC and other applicable law.

6.

Upon the request of Lender, Borrower shall forward to Lender, on a daily basis, evidence of the deposit of all items of payment received by Borrower into the Blocked Accounts and copies of all such checks and other items, together with a statement showing the application of those items relating to payments on Accounts to outstanding Accounts and a collection report with regard thereto in form and substance satisfactory to Lender.

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SCHEDULE F

SCHEDULE OF DOCUMENTS

The obligation of Lender to make the initial Revolving Credit Advances is subject to satisfaction of the condition precedent that Lender shall have received the following, each, unless otherwise specified below or the context otherwise requires, dated the Closing Date, in form and substance satisfactory to Lender and its counsel:

PRINCIPAL LOAN DOCUMENTS

1.

Agreement. The Loan and Security Agreement duly executed by Borrower(s).

2.

Note(s). Duly executed Note(s) to the order of Lender evidencing the Loan(s).

3.

Guaranty. Guaranty of the Obligations by Parent in favor of Lender.

COLLATERAL DOCUMENTS

1.

Acknowledgment Copies of Financing Statements. Acknowledgment copies of proper Financing Statements (Form UCC-l) (the “Financing Statements”) duly filed under the Code in all jurisdictions as may be necessary or, in the opinion of Lender, desirable to perfect Lender’s Lien on the Collateral.

2.

UCC Searches. Certified copies of UCC Searches, or other evidence satisfactory to Lender, listing all effective financing statements which name Borrower (under present name, any previous name or any trade or doing business name) as debtor and covering all jurisdictions referred to in paragraph (1) immediately above, together with copies of such other financing statements.

3.

Intellectual Property Documents. Agreements relating to the granting to Lender of a security interest in Intellectual Property of Borrower to the extent applicable in a form suitable for filing with the appropriate Federal filing office, which, if requested by Lender in accordance with this Agreement, shall be dated as of the applicable date of delivery.

4.

Other Recordings and Filings. Evidence of the completion of all other recordings and filings (including UCC-3 termination statements and other Lien release documentation) as may be necessary or, in the opinion of and at the request of Lender, desirable to perfect Lender’s Lien on the Collateral and ensure such Collateral is free and clear of other Liens.

5.

Power of Attorney. Powers of Attorney duly executed by each Credit Party executing the Agreement.

THIRD PARTY AGREEMENTS

1.

Landlord and Mortgagee Consents. Unless otherwise agreed to in writing by Lender, duly executed landlord and mortgagee waivers and consents from the landlords and mortgagees of all of

Sch F-1

(each) Borrower’s leased or owned locations where Collateral is held, in each case, in form and substance satisfactory to Lender, which shall be dated as of the applicable date of delivery thereof.

2.

Cash Management System. Duly executed Blocked Account Agreements and, if required by Lender, pledged account agreements in respect of the Disbursement Accounts as contemplated by Schedule D, which Blocked Account Agreements, when delivered in accordance with Section 4.4 of this Agreement, shall be dated the date of delivery thereof.

3.

Guarantee. Guarantee executed by Parent in favor of Lender.

4.

Parent Pledge Agreement. Parent Pledge Agreement and related stock powers executed by Parent in favor of Lender.

5.

Warrant. Warrant executed by Parent for Lender to purchase 1,400,000 shares of Parent. Warrant to be exercisable for a five (5) year period following the Closing Date.

OTHER DOCUMENTS

1.

Secretary Certificate. A Secretary Certificate in the form of Exhibit H-1 and Exhibit H-2 to the Agreement, duly completed and executed by the Secretary of Borrower and Parent, respectively, together with all attachments thereto.

2.

Financial Statements and Projections. Copies of the Projections of the Borrower delivered to Lender prior to the Closing Date.

3.

Insurance Policies. Certified copies of insurance policies described in Section 3.16, together with evidence showing loss payable or additional insured clauses or endorsements in favor of Lender.

4.

Existing Lease Agreements. Copies of any existing real property leases and equipment leases to which (each) Borrower is a party and any other document or instrument evidencing or relating to existing Indebtedness of Borrower(s), together with all certificates, opinions, instruments, security documents and other documents relating thereto, all of which shall be satisfactory in form and substance to Lender, certified by an authorized officer of Borrower(s) as true, correct and complete copies thereof.

Sch F-2

SCHEDULE G

FINANCIAL COVENANTS

1.

Minimum EBITDA. Borrower shall at all times maintain EBITDA of at least (a) $850,000 for the twelve (12) Fiscal Months ending September 30, 2013, and (b) in an amount for each twelve (12) Fiscal Months ending September 30 of each year thereafter (each such period, a “Testing Period”) as determined by Lender and Borrower in good faith, based on the Projections and other information provided to Lender for each such Testing Period pursuant to Section 4.1(e) of this Agreement (but in an amount not to exceed eighty-five (85%) of the projected EBITDA for a Testing Period), and such EBITDA for each such Testing Period will be incorporated herein pursuant to an amendment to this Schedule G, which amendment shall be executed by and among Lender and Credit Parties, in form and substance reasonably satisfactory to Lender. If such amendment is not executed prior to the commencement of a Testing Period, then the minimum EBITDA covenant for such Testing Period shall be the minimum EBITDA required in this Schedule G for the immediately preceding Testing Period, in each case, unless and until such minimum EBITDA amendment becomes effective for the applicable Testing Period.

2.

Minimum Revenue from Licenses, Support Services and Professional Services. Borrower shall at all times maintain aggregate revenue from Licenses, Support Services and Professional Services (collectively, “Services Revenue”) of at least (a) $ 14,400,000 for the twelve (12) Fiscal Months ending September 30, 2013, and (b) in an amount for each twelve (12) Fiscal Months ending September 30 of each year thereafter (each such period, a “Testing Period”), as determined by Lender and Borrower in good faith, based on the Projections and other information then provided to Lender for each such Testing Period pursuant to Section 4.1(e) of this Agreement (but in an amount not to exceed eighty (80%) of the projected Services Revenue for a Testing Period), and such minimum Services Revenue for each such Testing Period will be incorporated herein pursuant to an amendment to this Schedule G, which amendment shall be executed by and among Lender and Credit Parties, in form and substance reasonably satisfactory to Lender. If such amendment is not executed prior to the commencement of a Testing Period, then the minimum Services Revenue covenant for such Testing Period shall be the minimum Services Revenue required in this Schedule G for the immediately preceding Testing Period, in each case, unless and until such minimum Services Revenue amendment becomes effective for the applicable Testing Period.

Sch F-1